SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [X] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  DIGITRAN SYSTEMS, INCORPORATED
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          1) Title of each class of securities to which transaction applies: N/A

          2)   Aggregate number of securities to which transaction applies:
N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          4)   Proposed maximum aggregate value of transaction:  N/A

          5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                  DIGITRAN SYSTEMS, INCORPORATED
                       205 West 8800 South
                           P.O. Box 91
                    Paradise, Utah  84328-0091

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          JUNE 14, 2002
                         1:00 P.M. (EST)

To Our Shareholders:

     As many of your are aware, the Special Meeting of Shareholders scheduled to be held on Thursday, March 21, 2002 at the Holiday Inn located on Route 22 West in Springfield, New Jersey, was adjourned. The meeting was adjourned because it was deemed by regulatory authorities that the information concerning the merger transaction involving the Company and TradinGear.com, Inc. was not sufficiently detailed to meet rules governing proxy
solicitations.   Please be advised that a new meeting of shareholders will be held at the Holiday Inn located on Route 22 West in Springfield, New Jersey on Friday, June 14, 2002 at 1:00 p.m., Daylights Savings Time, for the following purposes:

          1.   Approval of Merger Transaction

          2.   Change in Capitalization and Reverse Split Stock

          3.   Election of Board of Directors

          4. Ratification of the appointment of the Company's independent auditors.

          5. Consideration of such other business as may properly come before the meeting.

     The enclosed Proxy Statement relating to these proposals supercedes the Proxy Statement previously sent to you under cover of a Notice dated March 21, 2001.

     All shareholders of record of the Company's common stock at the close of business on April 22, 2002 are entitled to notice of and to vote at the June 14, 2002 Special Meeting or any adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

                                   By Order of the Board of Directors




                                   Scott Lybbert, Secretary

               DIGITRAN SYSTEMS, INC. PROXY BALLOT
                  SPECIAL MEETING, JUNE 14, 2002

Please complete, sign and provide any additional information on this Proxy Ballot and return it to the Company by mail to the office of Robert H. Jaffe & Associates, P.A., 8 Mountain Avenue, Springfield, New Jersey 07081 in the enclosed self-addressed stamped envelope provided prior to Monday, June 10, 2002.

FOR   AGAINST    ABSTAIN      PROPOSAL

                         Election of all current management nominees to the Board of Directors. If voting against election of all, indicate below your individual vote.


         YOU MAY VOTE FOR ALL CURRENT NOMINEES ABOVE; OR
          YOU MAY VOTE INDIVIDUALLY AS TO EACH PROPOSED
                                DIRECTOR BELOW

                         Mr. Samual A. Gaer, Director and President

                         Mrs. Marni Gaer, Director

                         Mr. Ronald Comerchero, Director

                          OTHER MATTERS

                         Approval of Merger Transaction

                         Approval of Change In Capitalization and Reverse Split Stock

                         Ratification to retain Samuel Klein, CPAs as independent CPAs for the Company.

                         Grant to current management the right to vote your proxy in accordance with their judgment on other matters as may properly come before the meeting.

          OTHER SHAREHOLDER PROPOSALS AND/OR NOMINATIONS
(Unless otherwise indicated, your proxy will be voted in favor of any nomination or proposal indicated below.)






                   (Attach sheets as necessary)

       Check here if you plan
       to attend meeting.               -----------------------------------
                                        SIGNATURE
Print Shareholder Name(s) exactly
as they appear on your Certificate:     Complete If Known:
                                        Certificate #:
                                        No. of Shares:
                                        Date

                         PROXY STATEMENT

                  DIGITRAN SYSTEMS, INCORPORATED
                     (A Delaware Corporation)

                 SPECIAL MEETING OF SHAREHOLDERS

                          June 14, 2002

     THIS PROXY STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD AT
THE CLOSE OF BUSINESS ON APRIL 22, 2002 IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF DIGITRAN SYSTEMS, INCORPORATED ("the Company" or "DSI") with regard to the Special Shareholder Meeting to be held on Friday, June 14, 2002 at 1:00 p.m. at the Holiday Inn, Springfield, New Jersey. The principal purpose of the Special Shareholder Meeting is to approve a proposed merger transaction between the Company, its wholly owned subsidiary DSI Acquisition, Inc. ("DSI Acquisition") and TradinGear.com Incorporated ("TradinGear"), a privately held Delaware corporation.

     This Proxy Statement should be reviewed in connection with the Company's Annual Report filed on SEC Form 10-KSB-A-1 for the fiscal year ended April 30, 2001 and its current SEC Form 10-QSB Report for the third fiscal quarter ended January 31, 2002, which are attached as Exhibits to this Proxy Statement. All of the Company's SEC reports are available at the website of the United States Securities and Exchange Commission ("SEC") which may be found at www.sec.gov. The Company's SEC CIK number is 0000876134.

     VARIOUS ITEMS OF IMPORTANT INFORMATION AND FINANCIAL STATEMENTS FOR THE COMPANY RELATED TO THIS PROXY STATEMENT ARE SET-OUT IN THE ANNUAL REPORT FOR 2001 ON SEC FORM 10-KSB AND ITS MOST CURRENT QUARTERLY REPORT ON SEC FORM 10-QSB. SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT, BUT IS NOT NECESSARILY REPEATED IN THIS DOCUMENT.

      A copy of the October 31, 2001 Agreement and Plan of Merger between the Company, DSI Acquisition, a Delaware corporation recently formed by the Company as a wholly-owned subsidiary, and TradinGear (the "Merger Agreement") is attached to this Proxy Statement as Exhibit A. The Company's shareholders are encouraged to read the Merger Agreement and an Addendum to that Agreement dated December 31, 2001, which is attached as Exhibit B, in their entirety and the other information contained in this document carefully before deciding how to vote.

     The shares represented by valid proxies, which are properly executed and received by the Secretary to the Company prior to the Special Meeting, will be voted in accordance with specifications therein.

Record Date for the Special Meeting

     The Company's Board of Directors has fixed the close of business on April 22, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

Solicitation and Voting

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     As of April 22, 2002, the authorized capital stock of the Company consisted of (i) 25,000,000 shares of Class A common stock, $0.01 par value per share, of which 24,347,699 shares are issued and outstanding; (ii) 5,000,000 shares of Class B common stock, $0.01 par value per share, of which 2,000,000 shares are issued and outstanding; and (iii) 1,000,000 shares of Eight (8%) Percent Cumulative Preferred Stock of which 51,500 shares were issued and outstanding.

     As provided in The Company's Articles of Incorporation, the Class A common stock carries with it the right to one-tenth of a vote per share, the Class B common stock carries with it the right to one vote per share and the Preferred Stock carries with it the right to one-tenth of a vote per share. All outstanding shares of The Company's common stock and preferred stock are validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, with no pre-emptive rights and free and clear of all liens, claims and encumbrances. There are no cumulative voting provisions.

     Actual votes cast will be determined by the physical counting of votes in person or proxy by the Inspector of Elections to be appointed prior to the meeting by the Board of Directors. Any dispute as to votes or entitlement to vote will be decided by a majority vote of the Board of Directors.

Revocability of Proxy

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used by delivering written notice to the Company (sent to the attention of the Secretary of the Company) at the address set forth above, or by a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting, in and of itself, will not constitute revocation of a proxy.

Vote Required

     Each proposal to be voted upon will be adopted only by a majority vote of shares voted at the meeting, provided a quorum consisting of fifty (50%) percent of the 4,439,919 votes which constitute the aggregate of all voting classes, is present.

     There are no matters to be voted upon as described by this Proxy upon which management will proceed absent majority shareholder approval as described above.

     There can be no assurance that the resolutions being voted upon at the Special Meeting will be approved. It is very important that as many shareholders as possible are represented and voting in person or by proxy at the Special Meeting.

Quorum, Abstentions and Broker Non-Votes

     A majority of all issued and outstanding voting shares of the Company as of the record date, represented in person or by proxy, constitute a quorum for the transaction of business at the Special Meeting. The Inspector of Elections will ascertain whether a quorum is present, tabulate votes and determine the voting results on all matters presented at the Special Meeting. If a quorum is not obtained, the Special Meeting may be postponed or adjourned without notice for the purpose of allowing additional time for obtaining additional proxies or votes, and at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the subsequent Special Meeting.

     If you submit a proxy that indicates an abstention from voting in all manners, your shares will be counted as present for the purpose of determining a quorum at the Special Meeting, but they will not be voted on any matter at the Special Meeting. In addition, the failure of a shareholder to return a proxy will have the effect of reducing the number of votes cast at the Special Meeting thereby also reducing the number of votes needed to approve the resolutions to be voted on.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote those shares on routine matters but not on non-routine matters. The approval of the merger with TradinGear and the other resolutions being presented at the Special Meeting are not considered a routine matter. Accordingly, brokers will not have discretionary voting authority to vote your shares at the Special Meeting. A "broker non-vote" occurs when brokers do not have discretionary voting authority and have not received instructions from the beneficial owners of the shares. At the Special Meeting, broker non-votes will be counted for the purpose of determining the presence of the quorum but will not be counted for the purpose of determining the number of votes cast on a matter. Consequently, shareholders are urged to return the enclosed proxy ballot marked to indicate their vote.

               MATTERS SUBJECT TO SHAREHOLDER VOTE

                            PROPOSAL I

                      MERGER WITH TRADINGEAR

     The following is a description of the material aspects of the acquisition of and merger with TradinGear, including the Merger Agreement. While the Company believes that the following description covers the material terms of the Merger Agreement, the description may not contain all of the information that is important to you. You should read this entire document and the other documents referred to carefully for a more complete understanding of the transaction, in particular the Merger Agreement attached as Exhibit A. The discussion of the Merger Agreement is qualified in its entirety by reference to the document.

     The Merger Agreement as modified by the Addendum, provides that TradinGear will merge with DSI Acquisition, a newly formed subsidiary of the Company, for the purpose of implementing this transaction. In turn, the Company will issue 19,154,309 post reverse-split Class A shares of the Company to DSI Acquisition, which would then distribute those shares to the shareholders of TradinGear on the basis of one share of Class A common stock for one share of TradinGear common stock.

     As a condition precedent to the closing of the merger, TradinGear requires that the holders of Class B common stock, which on a post-split basis would constitute 100,000 shares, to exchange the 100,000 shares of Class B common stock for Class A common stock and thus eliminate the voting preference attributed to Class B common stock.

     As an integral part of this transaction, Digitran, Inc., a Utah corporation ("Digi Utah"), which is a wholly owned subsidiary of the Corporation, would be merged into an Arizona corporation known as Digitran Simulation Systems, Inc. ("DSSI"), which is owned by the heirs of Loretta P. Trevers, the recently deceased president of the Company. The result of this merger transaction would be that the Company would continue to own a nine (9%) percent interest in Digi Utah.

     Based on separate financial statements for Digi Utah dated as of April 30, 2001, there is no net asset value to be placed on the investment made by
the Company in this subsidiary.   Management of the Company therefore believes
the merger of Digi Utah with DSSI provides the best opportunity to dispose of this now defunct subsidiary.

     The Merger Agreement contains a number of representations made by the Company, DSI Acquisition and TradinGear. Among other items, each of the entities represented that it was in good standing in its state of domicile; that the Merger Agreement was duly authorized by the respective boards of directors; that the financial information provided to the other entities was true and correct in all material respects; that there had been no material changes since the date of the financial information; that there were no legal or administrative actions pending or contemplated which involved the entities or their properties, except as disclosed in the Merger Agreement; and that all federal and state corporate tax returns had been filed and, where required, corporate taxes have been paid.

     The Board of Directors of the Company has approved the Merger Agreement; subject to approval of a majority of the Company's shareholders. Assuming approval by the shareholders of the Company, the shareholders of TradinGear will receive on a pro rata basis one share of post-split Class A common stock for each of the 19,154,309 issued and outstanding shares of TradinGear. The Company will then change its name to TGFIN Holdings, Inc. The Board of Directors and the Shareholders of TradinGear also have approved the Merger Agreement.

     Prior to the closing of the transaction each of the entities that were signatories to the Merger Agreement, were granted full access to any material information about the entities, their business or properties. The entities conducted their business in the same manner prior to closing as they had done prior to executing the Merger Agreement.

     The Company will require majority shareholder approval to complete the terms of the Merger. Upon review by counsel, the Company does not believe any dissenting shareholders are entitled to appraisal rights under Delaware law.

                      BUSINESS OF TRADINGEAR

GENERAL

     TradinGear.com Incorporated ("TradinGear"), organized under the laws of the State of Delaware on July 7, 1999, is a software development company providing open access online securities, futures and commodities trading systems, software platforms for the operation of securities and commodity exchanges and custom order execution systems.

     TradinGear's revenues will be derived from the selling of licenses and services, and from charging annual software maintenance fees, for all products that are licensed as required in its agreements.

     TradinGear competes in the financial systems technology market. This market is large and highly competitive, encompassing the gamut of electronic financial transaction systems. Although TradinGear has focused its efforts on developing systems that focus on the securities, futures and commodities markets, its management believes that its software is readily adaptable and designed to allow the trading of a variety of products. TradinGear provides its products as a neutral third party. Existing stock and commodity exchange clearing, billing and price reporting systems can be interfaced and/or integrated with TradinGear's systems. TradinGear believes that its product line is flexible, utilizes industry standards and allows the customer to have their orders routed to and/or cleared by anyone.

     TradinGear introduced its first generation of software products and generated initial revenue during the fourth quarter of 1999. TradinGear finished development of its second generation of over-the-counter ("OTC") exchange systems, order management systems, and broker-dealer solutions and began customer installation in June of 2001. TradinGear's goal is to continue to develop products which customers want, and will pay for, by bringing the latest technology to traditional trading environments. TradinGear's end-to-end electronic systems (from order origination up to clearing) are designed to permit broker-dealers and exchanges to capitalize on new technology, while retaining the feel of a conventional operation.

     Electronic Communications Networks ("ECN's") are believed to offer more efficient markets than the traditional exchanges. Electronic alternatives to traditional securities markets and broker-dealers are becoming more popular, and these markets need to keep up. TradinGear intends to offer its products to fill these needs of the traditional exchanges.

     TradinGear is committed to developing cutting-edge technology solutions to facilitate electronic trading. Currently TradinGear is focused on the financial services, domestic and international equity and commodity exchanges and the securities, futures and commodities brokerage industry. TradinGear hopes to also expand into additional markets where its technology enables efficient, secure, and price-transparent trading.

     TradinGear's systems are designed from scratch; without the use of software designed for now obsolete computer platforms ("legacy code") or the building of TradinGear's system on top of another system. TradinGear's solutions make use of the newest technologies and are easily customized.

     All of the systems produced by TradinGear have complete risk management functions ("rules engines") and are of production quality. TradinGear believes that it is able to develop and deploy its systems rapidly due to its approach to the development of its trading software solutions. Before marketing its first system, TradinGear developed a "core" library of approximately 300 generic trading routines and functions. Each component in the library was mapped around what is known as the "F.I.X." protocol ("Financial Information eXchange" - a common computer language for sending and receiving financial information) and has the ability to be custom tailored for virtually any purpose. When developing a custom solution, TradinGear picks the appropriate base components and "extends" or modifies their functionality to suit the task at hand. By combining its available components, TradinGear creates a trading system unique to the customer, but easily maintainable for TradinGear's developers and administrators.

REVENUE SOURCES

     TradinGear expects to earn revenue from its customers on many levels. Some principal points of collections are:

     * Licensing Fees
     * Customization
     * Monthly/Annual Maintenance
     * Dedicated Support Contracts
     * Change Requests/Modifications
     * Consulting and Product Planning

     Licensing and Customization Fees are negotiated between TradinGear and the customer. Maintenance fees are generally a fixed percentage cost of the contract and any enhancements, while Support fees generally are a fixed fee payable monthly, quarterly or semi-annually, depending upon customer preferences. The customer can choose different levels of support, and can purchase this support in increments of "dedicated persons" of TradinGear. A typical support agreement might call for one half of a dedicated person. Change Requests and Modifications occur at various times during the course of business, and are quoted and billed at TradinGear's prevailing rates, either on a time and materials basis or as a flat fixed-fee.

PRODUCTS

     TradinGear provides comprehensive technical and trading solutions for the brokerage and financial industry. TradinGear's TGFIN trading network utilizes its own SmartMatch relative pricing matching technology. In addition, some trading products support the use of SmartRoute, TradinGear's advanced order routing management system.

Exchange Floor Automation And Market Maker/Order Management System: TGFIN (TradinGear Financial Instrument Network)

     TradinGear's TGFIN, initially designed for trading fixed income products (e.g. bonds), has evolved into a generic exchange and order routing/market making system capable of trading anything that can be quoted or traded using TradinGear's proprietary SmartMatch relative pricing matching engine. The system has the ability to show breadth and depth of market in the form of Nasdaq Level II-style screens and easily customizable user interfaces designed to customer specifications. The TGFIN is the basis for several of TradinGear's sub-product lines, such as TGFIN/MM, TradinGear's Nasdaq(Registered) Market Maker system. TradinGear seeks to compete by pricing its TGFIN/MM significantly lower than the competition. The TGFIN/MM is not burdened by the overhead of maintaining a physical network; but instead the system utilizes the customer's existing Nasdaq connectivity to form its own network. TradinGear's goal is to position TGFIN/MM as a high quality, low cost alternative to the more traditional, expensive, and "heavy" market making and order management systems.

     TGFIN/MM allows complete order and position tracking for each user, and uses pop-up notifications and sounds for transaction confirmations. All transactions, positions and risk can be monitored through the administrator's terminal, which can add, remove or lockout traders and/or individual securities/markets, as well as monitor the customer's overall exposure, positions, orders and order history.

     The development of a product by TradinGear begins with the customer and TradinGear agreeing upon a functional specification, in which TradinGear addresses the needs of the customer and maps them to functions available in the existing system. A development period is then entered in which TradinGear's technicians assemble the various pre-fabricated software components from its own library to meet the customer specification.

     The next step is for an internal test version to be released to TradinGear's Quality Assurance Department for initial testing. Quality Assurance determines if the product meets specifications, and where it is deficient. Collaboration between Quality Assurance and Development take place, with interaction from the customer, until the product is ready for Beta Release.

     At "Beta Release" (a final testing version), the software is installed at the Beta location (generally at TradinGear's test facility) for testing by the customer. The customer performs an analysis to determine if the product meets specifications. "Initial Acceptance" follows this.

     At Initial Acceptance, the software, once substantially up to specification, is accepted by the customer, pending final delivery and final fixes. The software is then delivered, installed on the production system and tested by the customer, with TradinGear having the right to be present. Once the system performs to specification, the customer gives final approval ("Final Acceptance") and accepts the product. Maintenance and Support by TradinGear then begin.

     The customer's level of technical sophistication varies, and generally TradinGear's technicians perform the implementation. A typical physical hardware implementation can consist of the following tasks:

           (1) Configure servers:

               (a)  Install Operating System (if not factory installed)
               (b)  Install Database Software
               (c)  Connect to Network/Internet
               (d)  Install TradinGear's application software
               (e)  Test

           (2) Configure customer/installation program:

               (a) Prepare installation package for desired operating system
               (b)  Install on test computer(s)
               (c)  Test

      Typically, the physical implementation above will take less than 2 man-days, providing the correct equipment and networking is in place. A typical software implementation varies, depending upon the amount of customization needed to the "front end" or visual portion of the software. Out of the box, with little or no tailoring, a system can be implemented in as little as 30 days (2 developers working 25 days, or 50 man-days). An all-out major customization may take several man-months, and the greatest problem that is encountered is the ever-changing requirements and additions to the technical specifications that are deemed by the customer to be "mission critical" during development.

MARKETING PLANS

     To date, TradinGear has found that the most effective marketing tool has been customer reference and word of mouth, and TradinGear hopes to build on this with an aggressive marketing campaign. The main media for Company advertising will be conventions, trade shows, and print ads in industry publications.

Segment Identification
      TradinGear's primary target markets have been identified as:

       *  Exchange-specific solutions
       *  Proprietary Trading Firms/Hedge Funds
       *  The Exchange Market

EXCHANGE-SPECIFIC SOLUTIONS

     TradinGear's marketing effort is targeting more traditional securities; futures and commodities exchanges that want to automate and integrate existing floor-based operations with online operations and/or exchanges. To this audience, TradinGear believes that its TGFIN solution will prove to be an elegant, attractive and relatively low-cost/low-risk environment in which to conduct business.

     In addition, certain regional stock and commodity exchanges are converting existing systems to electronic or hybrid-electronic trading systems. Such exchanges would be prospective licensees for TGFIN. TradinGear hopes that as these exchanges begin to realize the advantage of having an all-electronic trading platform, and/or the potential benefits of augmenting their traditional exchange structure with some kind of electronic system, their own members will realize that ECN's can provide them with more efficient markets, better prices and easier access.

PROPRIETARY TRADING FIRMS/HEDGE FUNDS

     TradinGear also is selling its products to proprietary trading firms and hedge funds. TradinGear has found that the highly modular architecture of its systems makes them good candidates for firms wishing to implement customized trading systems utilizing their own proprietary algorithms and/or strategies. By providing customers with a 'toolkit' that can be integrated into a variety of front-end applications and programming languages such as Microsoft Excel, Visual Basic, and Java, these firms can use TradinGear's risk management, trade routing, and order management functionality without divulging or changing their existing business processes.

THE EXCHANGE MARKET

     TradinGear believes that its TGFIN software offers exchanges the opportunity to streamline their trading systems and expand their scope of operations. Currently, exchanges that are not directly connected to the Nasdaq system can not make markets on Nasdaq issues. Their "open outcry" floor traders are limited to filling their orders only with bid prices and ask prices they can hear, and then only as fast as two people can match orders. TradinGear's TGFIN software addresses these problems. It can expand an exchange's trading market and can allow the exchange to fill orders more quickly and effectively by matching throughout the entire exchange, not just between traders within earshot of each other.

     The exchange marketplace also includes dozens of regional futures and stock exchanges that have been reluctant to implement electronic trading systems due to resistance-to-change factors. These exchanges are now beginning to see the advantages of a "hybrid" marketplace, utilizing electronic means to communicate and match trades while using traditional open-outcry functionality for price discovery and liquidity. TradinGear believes that TGFIN is an ideal candidate for such implementation.

Competition

      Competition in the emerging fields of electronic commerce and information dissemination is significant and expanding. TradinGear will compete with companies that have far greater experience and capital resources; such as Sungard Inc., Chicago, Illinois (which produces an order entry system called "BRASS"), OM, Stockholm, Sweden (builds an exchange system called "OM CLICK" and which purchased the London Stock Exchange several years ago) and Royal Blue, an English company which competes with Sungard.

Trade Secrets and Intellectual Property

     TradinGear has no patent protection for its products and as such will depend upon its confidential and proprietary information and methods. TradinGear has registered as domain sites: tradingear.com and tradingear.net and has filed for trade name protection of TradinGear's name as well. TradinGear also owns the trademark "Trade Virtually Anywhere(Registered)".

Employees

     TradinGear presently employs 8 persons, all engaged in administration and product development. Samuel Gaer, TradinGear's President, and Bruce Frank, its Vice-President, also engage in marketing TradinGear's products and services.

Properties

      TradinGear currently maintains office space at 39 Broadway, Suite 740, and New York, New York 10006, where it leases approximately 4,500 square feet for an annual rental of $139,200 through July 2006. TradinGear presently believes that its facilities are adequate for its current purposes and will allow for some expansion of business.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Introduction

     The following discussion should be read in conjunction with the consolidated historical financial statements of TradinGear.com Incorporated ("TradinGear") and related notes thereto for the fiscal years ended December 31, 2000 and December 31, 2001 included as Exhibit E to this Proxy Statement. This discussion contains forward-looking statements regarding the business and industry of TradinGear within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of TradinGear and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements.

Results of Operations

     For the year ended December 31, 2001 TradinGear's consolidated revenues increased to $1,128,836, as compared to $242,778 for the year ended December 31, 2000. This increase is attributable primarily to the sales and initial delivery of TradinGear's new exchange systems platforms software.

     Operating loss from continuing operations decreased significantly to $436,651 for the year ended December 31, 2001, as compared to a loss of $1,208,319 for the year ended December 31, 2000. This decrease is due primarily to the significant increase in revenues, with only a slight increase in operating costs to $1,565,487 for the year ended December 31, 2001 from $1,451,097 for the year ended December 31, 2000.

     Despite the significant increase in revenues, general and administrative expenses declined by $35,144, to $601,098 for the year ended December 31, 2001 from $636,242 for the year ended December 31, 2000. This decline resulted from TradinGear's ability to support increased sales and revenues without having to increase its payroll, which remained constant at 8 employees throughout 2001. Website costs (essentially, a one-time expense incurred during fiscal 2000) declined to $4,508 for the year ended December 31, 2001 from $87,629 for the year ended December 31, 2000. Development costs remained virtually constant ($426,544 for the year ended December 31, 2001 as compared to $418,044 for the year ended December 31, 2000) as TradinGear refined existing products and developed new products for the marketplace. The significant increase in consulting fees (to $496,530 for the year ended December 31, 2001 from $286,179 for the year ended December 31, 2000) principally reflects consulting and professional agreements entered into by TradinGear during 2001.

     After deductions for Other Expenses (primarily a one-time realized loss of $79,450 on the sale of securities in fiscal 2000) and a Provision for Income Tax, TradinGear had a net loss for the year ended December 31, 2001 of $467,761, down significantly from $1,282,702 for the year ended December 31, 2000, for the reasons set forth above.

     TradinGear files Federal Tax Returns, which reflect net operating loss carry forwards. At December 31, 2001, TradinGear has net operating loss carry-forwards in excess of $2,000,000. TradinGear has not recorded any income tax benefit for the year ended December 31, 2001. The Tax Reform Act of 1986 contains provisions that may limit the net operating loss carry-forwards available to be used in any given year in the event of significant changes in ownership. Management cannot presently determine the probability of any tax benefit being realized in future periods.

Liquidity and Capital Resources

     As of December 31, 2001, TradinGear had cash and cash equivalents of $230,360, a positive working capital position of $183,142 and no significant debt.

     For the year ended December 31, 2001 the net cash used in operating activities was $96,620 as compared with cash used in operating activities in the year ended December 31, 2000 of $730,571.

     During the year ended December 31, 2001 TradinGear's negative cash flow was funded primarily by the issuance of common stock for $281,125 resulting in net cash flow from financing activities of $281,125, as compared to no cash flow from financing activities in the year ended December 31, 2000.

     TradinGear believes that additional working capital and development and marketing financing will be available as needed, either from additional sales of common shares or debt (of which TradinGear had none as at December 31, 2001) or both. However, there can be no assurance that TradinGear would be able to obtain sufficient debt or equity financing or, if obtained, that it will be on favorable terms. If TradinGear is unable to secure additional financing, its ability to implement its growth strategy would be impaired and its financial condition and results of operations would be materially adversely affected.

Going Forward And Subsequent Events

     Assuming the successful consummation of the merger between TradinGear and the Company, and the acquisition of Digitran, Inc. by Digitran Simulation Systems, Inc., all as set forth elsewhere in this Proxy Statement, the business of TGFIN Holdings, Inc. (formerly Digitran Systems Incorporated) will be the business of its wholly-owned subsidiary, TradinGear (with the added legal and accounting costs attributable to the SEC periodic reporting obligations of a publicly-held company, which are not expected to be material).

     TradinGear's growth and development plan is based upon using its modular trading systems technology to rapidly assemble and deliver trading solutions for the exchange, broker-dealer and hedge fund marketplaces. TradinGear believes that it can offer prospective customers solutions that are custom-tailored, as well as being faster, cheaper and easier to use than those of competitors. TradinGear also anticipates reaching a marketplace of customers of existing customers.

     In addition, TradinGear intends to develop additional product lines to keep pace with the changing state-of-the-art technology of the market. TradinGear's software is designed on a "modular" basis, which is intended to allow rapid adaptation to changes in the marketplace. However, this is an area of rapidly changing technology and regulation, and there can be no assurance that TradinGear will be able to remain competitive as the technology evolves, or that changing regulations will not severely hamper TradinGear's ability to do business.

     To date, TradinGear has had no formal marketing plan, and all sales have been by "word of mouth". TradinGear anticipates initiating a more structured marketing strategy during the current fiscal year, which will require the training key personnel for sales, as well as broadening its exposure in the marketplace via trade shows and limited advertising in the print media. TradinGear does not expect a material increase in capital expenditures in connection with its marketing.

                     TRADINGEAR RISK FACTORS

PRIOR TO VOTING ON THE PROPOSED MERGER BETWEEN DSI ACQUISITION, INC. AND TRADINGEAR, SHAREHOLDERS OF THE COMPANY SHOULD CONSIDER CAREFULLY THE FOLLOWING RISK FACTORS REGARDING TRADINGEAR.

Recently Formed Entity With Limited Business Experience

     TradinGear was formed in July 1999 and has had limited business activity and experience. To expand its current business, TradinGear will have to employ experienced personnel, establish a corporate infrastructure to serve customers, solicit customers for use of these on-line services and acquire the necessary computer and communications equipment and license appropriate software to enable it to implement its business activities. The lack of the TradinGear's established business experience in these areas increases the risks involved for holders of the common stock of the Company.

Lack Of Profitability

     The TradinGear has experienced a net loss from operations since its inception, with a total net loss from July 7, 1999 through December 31, 2001 of $2,235,019. There can be no assurance as to when, or if, TradinGear's operations will become profitable.

Need For Additional Funds; Lack Of Commitments For Future Financing

     Substantially greater funds than presently available will be required before TradinGear will be able to significantly develop and market its business, as well as for additional working capital required by TradinGear's lack of profitability. There can be no assurance that TradinGear will be able to acquire such additional funding, or at what cost, or in sufficient amounts.

Competition

     Barriers to entry into TradinGear's business are not significant so that the TradinGear may expect even greater competition from a larger number of firms in the future. Further, many of its competitors and proposed competitors will have significantly greater financial, technological and other resources than TradinGear now has or may, in the reasonably foreseeable future, attain. See "Business - Competition."

Government Regulation.

     A number of TradinGear's present and prospective customers, specifically stock exchanges and stock brokerage companies, are subject to extensive regulation under both federal and state laws. Therefore TradinGear, in dealing with stock exchanges and brokerage companies, may be required to comply with many complex laws and rules, the compliance with which could result in additional costs to TradinGear.

     Since TradinGear does deal with customers who are themselves regulated, there can be no assurance that federal or state agencies will not attempt to regulate TradinGear's own business activities. If enacted or deemed applicable to TradinGear, such laws, rules or regulations could be imposed on TradinGear's activities or its business, thereby rendering TradinGear's business or operations more costly or burdensome, less efficient or even impossible, any of which could have a material adverse effect on TradinGear's business, financial condition and operating results and therefore on the stock price of the Company's common shares.

Need For Infrastructure; Equipment And Personnel To Be Put In Place

     At present, TradinGear does not own or lease the necessary computer and communications equipment, which will be required to expand significantly its business activities. For this reason, TradinGear relies upon certain third-party computer systems or third-party service providers. Any interruption in these third-party services, or deterioration in their performance, could be disruptive to TradinGear's business. In the event that current arrangements with any of such third parties is terminated, TradinGear may not be able to find an alternative source of systems support on a timely basis or on commercially reasonable terms. In addition, While TradinGear believes that it will be able to hire and retain the necessary personnel to direct and expand its activities, TradinGear's business prospects will be dependent upon the continued employment and performance of its senior management; its ability to retain and motivate other officers and key employees; and its ability to identify, attract, hire, train, retain and motivate other highly skilled technical, managerial, marketing, administrative and customer service personnel, each prepared for their various roles in a public reporting entity.

     Competition for personnel is intense. If TradinGear does not succeed in attracting new employees or retaining and motivating its current and future employees, its business could suffer significantly. See "Business - Personnel" and "Management." This additional staffing will take time, require additional funds, and will also involve a learning and integration process before such systems and personnel may be expected to function seamlessly for the conduct of TradinGear's business.

Intellectual Property Rights

     TradinGear will attempt to register its trademarks and service marks in the United States and internationally. However, effective trademark, service mark, copyright and trade secret protection may not be available in every country in which TradinGear seeks to make its services available. TradinGear currently owns the trademark "Trade Virtually Anywhere" and has applied for the trademark "TradinGear".

     TradinGear currently owns the Internet domain names TradinGear.com, and TradinGear.net. Internet regulatory bodies generally regulate domain names. The regulation of domain names in the United States and in foreign countries is subject to change. Regulatory bodies could establish additional top-level domains, appoint additional domain name registrars or modify the requirements for holding domain names. As a result, TradinGear may not acquire or maintain the domain names in all of the countries in which it proposes to conduct business.

     The relationship between regulations governing domain names and laws protecting trademarks and similar proprietary rights is unclear. Therefore, TradinGear could be unable to prevent third parties from acquiring domain names that infringe or otherwise decrease the value of its trademarks and other proprietary rights.

Business Qualification, Tax And Related Laws

     TradinGear intends to offer its services in multiple states, and may acquire customers who conduct business in such states. These jurisdictions may claim that TradinGear is required to qualify to do business as a foreign corporation in each such state. TradinGear's failure to qualify as a foreign corporation in a jurisdiction where it is required to do so could subject it to taxes and penalties for the failure to so qualify.

International Expansion.

     TradinGear intends to explore opportunities for expanding its business into international markets by, among other things, seeking as customers' stock exchanges, securities firms and financial institutions located overseas. However, there are various risks associated with international expansion. They include language barriers, unexpected changes in regulatory requirements, trade barriers, problems in difficulties in staffing and operating foreign operations, changes in currency exchange rates, difficulties in enforcing contracts and other legal rights, economic and political instability and problems in collection.

Change Of Control Provisions

     TradinGear is subject to certain Delaware laws that could have the effect of delaying, deterring or preventing a change in its control. In addition, after the Merger, a significant amount of the common stock of the Company will be held by the current executive officers and directors of TradinGear, thus having the effect of discouraging potential takeover attempts or making it more difficult for stockholders to change management. See "Description of Capital Stock."

Dividend Policy

     Since inception, TradinGear has not paid any cash dividends on its common stock. TradinGear intends to retain future earnings, if any, to provide funds for the operation of its business and, accordingly, does not anticipate paying any cash dividends on the stock of the Company in the reasonably foreseeable future. See "Dividend Policy."

Effect Of Proposed Merger

     If the proposed Merger is consummated, TradinGear will be a wholly-owned subsidiary of TGFIN Holdings, Inc. ("TGFIN"). The financial statements of TGFIN will be the financial statements of TradinGear consolidated, as of the date of the Merger, with the financial statements of the Company and DSI Acquisition, Inc. (which has no assets, liabilities or operations). As a result, the business of TradinGear (TGFIN) will, in effect, become the business of the Company. There can be no assurance that the market price of the common shares of TGFIN will be equal to or greater than the current market price of the common shares of the Company.

Special Note Regarding Forward-Looking Statements

     Some of the statements under "Risk Factors," "Business" and elsewhere in this Proxy Statement constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology.

                      TRADINGEAR MANAGEMENT

The Officers and Directors of TradinGear are as follows:

Name                     Age         Positions

Samuel Gaer              35          Chairman of the Board, President
Marni Gaer               35          Secretary, Treasurer, Director
Ronald Comerchero        48          Director
Bruce Frank              42          Vice President

Samuel Gaer   Chairman of the Board, President

     Samuel Gaer became the President and a Director of TradinGear upon its incorporation in July 1999. Mr. Gaer has twelve years experience in financial markets and financial software. He started his career on Wall Street after graduating from the University of Pennsylvania, Wharton School of Business in 1988. At that time he leased a seat on the New York Commodities Exchange ("COMEX"). In 1989 he formed Gaer Trading Group, a floor brokerage business, which merged with Millennium Futures Group in 1993, forming what was then the largest floor brokerage operation on the COMEX, servicing the major Wall Street trading houses.

     In 1995 Mr. Gaer founded AustinSoft, Inc., a developer of financial analysis software for options traders. AustinSoft's Option Trader line of software won Stocks and Commodities Magazine's Readers' Choice Awards from
1996-1999. In 1998 Mr. Gaer formed a risk arbitrage fund.   In July 1999 Mr.
Gaer formed TradinGear for the purpose of developing and providing electronic information systems for exchanges, while still involved in AustinSoft for the individual trader.

Marni Gaer   Secretary, Treasurer, Director

     Marni Gaer became the Secretary and Treasurer and a Director, as well as corporate counsel, of TradinGear in October 1999. Since 1992, Ms. Gaer has been and currently serves as Vice-President and General Counsel for International Printing Corporation, a family business located in Queens, New York, where her responsibilities include union and labor negotiations and general corporate law. She will devote approximately 85% of her professional time to TradinGear. Ms. Gaer earned her JD from Brooklyn Law School in 1991 and graduated from the University of Pennsylvania with a Bachelor of Arts in Economics in 1988. Marni Gaer is the wife of Samuel Gaer.

Ron Comerchero - Director

     Ronald Comerchero became a Director of TradinGear in October 1999. He has twenty years experience in the trading business, Mr. Comerchero became a Member of the New York Mercantile Exchange ("NYMEX") in 1981, and worked as an independent floor trader until 1995. During that time he served as a Director of the New York Mercantile Exchange, and was the Chairperson of the Arbitration Committee and Vice Chair of the Business Conduct and Membership Committee. In 1995 he became Managing Director of Pioneer Futures, one of the largest independent clearinghouses on the NYMEX. In 1998 he became an allied member of Valhalla Partners, and currently is responsible for risk management procedures implemented at Valhalla and (through Valhalla Management) risk management at Catalyst Trading LLC.

Bruce Frank   Vice-President

     Bruce Frank joined TradinGear as a Vice President in March 2001. From February 1998 through February 2001 he was the chief operating officer of Javelin Technologies and from February 1997 through February 1998 he was a senior manager at Arthur, Andersen & Co., marketing and managing consulting engagements. Mr. Frank is a graduate of Pace University (B.A., Computer Science, 1988).

Executive Compensation

     Except for Mr. Gaer, none of TradinGear's Officers or Directors has an employment contract, and Directors are not compensated for serving as such. For the year ended December 31, 2001, Samuel Gaer was paid $140,000, Marni Gaer was paid $30,000 and Bruce Frank was paid $17,000. Ronald Comerchero was paid $1,000 for serving as a director. No Officer or Director of TradinGear has been awarded compensation in the form of TradinGear common stock. No officer or director holds any options or warrants to purchase common stock of TradinGear.

               DESCRIPTION OF TRADINGEAR SECURITIES

Common Stock

     TradinGear is authorized to issue up to 30,000,000 shares of common stock, $.0001 par value ("Common Stock"). As of the date of this Proxy Statement, 19,154,309 shares of Common Stock were issued and outstanding. The holders of Common Stock are entitled to one vote per share on all matters voted on by stockholders, including elections of directors, and, except as otherwise required by law, the holders of such shares will exclusively possess all voting power. There is no cumulative voting for the election of directors. The holders of Common Stock are entitled to such dividends as may be declared from time to time by the Board from funds available therefore and, upon liquidation, are entitled to receive a pro rata distribution of all assets of TradinGear available for distribution to such holders. No holder of Common Stock has any preemptive right to subscribe to any securities of TradinGear of any kind of class, or any conversion rights, or any liabilities for calls or assessments. At present, TradinGear acts as its own registrar and transfer agent.

Indemnification Of Directors And Executive Officers And Limitation Of
Liability

     Section 145 of the Delaware General Corporation Law ("DGCL") authorizes a corporation's board of directors to grant indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

     As permitted by the DGCL, TradinGear's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to TradinGear or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the DGCL (regarding unlawful dividends and stock purchases) or
(iv) for any transaction from which the director derived an improper personal benefit.

 INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS IN THE TRANSACTION

     The directors and executive officers of the Company and TradinGear have interests in the merger transaction as described in this section.

Control of The Company After The Merger

     After the Merger, the current officers and directors of TradinGear will own approximately 60% of the outstanding common stock of the Company, and accordingly will be able to control the affairs of the Company, including the election of directors.

Stock Ownership Of Certain Beneficial Owners And Management

Digitran Systems, Incorporated

     The Company knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the various voting shares in the Company:

Name and Address              Voting Shares                 Percentage
Of Beneficial Owner           Beneficially Owned (1)        Owned (2)


Julie T. Reeves               600,000                        13.5%
1051 North Ash Drive
Chandler, AZ 85234

Evelyn R. Call                600,000                        13.5%
14878 Steep Mountain Drive
Draper, UT 84020

Rigel Hulett                  600,000                        13.5%
P.O. Box 345
Reserve, NM 87830
___________________
(1) For the purposes of this chart, shares are aggregated by voting rights. Thus, for voting purposes, shares of Class A Common Stock are only listed at 10% of the actual number issued.


(2) As at the date hereof, the Company had outstanding 2,000,000 Class B common shares (one vote per share), 24,347,699 shares of Class A Common Stock (1/10th vote per share) and 51,500 shares of Preferred Stock (1/10th vote per share), for a total of 4,434,770 total votes outstanding, upon which these percentages are based.

TradinGear.com Incorporated

     TradinGear.com Incorporated knows of no person or group, except the following, which, as of the date of this Proxy Statement, beneficially owns and has the right to vote more than 5% of the voting shares of TradinGear.com
Incorporated:

Name and Address              Voting Shares                 Percentage
Of Beneficial Owner           Beneficially Owned            Owned (1)

Ronald Comerchero             2,000,000                      10.4%
 205 Third Avenue, 7K
 New York, NY 10003

Bruce Frank                   1,710,584                       8.9%
 238 Christopher Street
 Montclair, NJ 07043

Norman Fuchs                  1,200,000                       6.3%
5 Flagpole Lane
East Setauket, NY 11733

Marni Gaer (2)                2,050,000                      10.7%
39 Broadway, Suite 740
New York, NY 10006

Samuel Gaer                   6,750,000                      35.2%
39 Broadway, Suite 740
New York, NY 10006

Global Net Financial          1,338,889                       7.0%
 7284 West Palmetto Park
 Boca Raton, FL 33433
____________________
(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned. As at the date hereof, TradinGear.com Incorporated had outstanding 19,154,309 shares of its common stock.

(2) Marni Gaer is the wife of Samuel Gaer. Includes 100,000 shares held in trust for the children of Marni and Samuel Gaer, of which Marni Gaer is the Trustee.

TGFIN Holdings, Inc.

     If the Merger is effected, TGFIN Holdings, Inc. (formerly the Company) will have outstanding 20,613,723 shares of its Class A Common Stock, consisting of 1,159,414 presently outstanding shares of its Class A Common Stock (the 24,347,699 Class A Common Shares presently outstanding after the proposed 1 for 21 reverse stock split), 100,000 shares issued for the

Company's 100,000 Class B Common Shares (the 2,000,000 Class B Common Shares presently outstanding after the proposed 1 for 20 reverse stock split), 200,000 shares issued to various parties at the closing of the Merger and 19,154,309 shares issued to the shareholders of TradinGear. The ownership of the Class A Common Shares by the officers and directors of TGFIN Holdings, Inc. and by those persons who will own beneficially and have the right to vote more than 5% of the Class A Common shares of TGFIN Holdings, Inc. are set forth below:

Name and Address              Voting Shares                 Percentage
Of Beneficial Owner           Beneficially Owned            Owned
(1)

Ronald Comerchero             2,000,000                       9.7%
205 Third Avenue, 7K
New York, NY 10003
(Director)

Bruce Frank                   1,710,584                       8.3%
238 Christopher Street
Montclair, NJ 07043
 (Vice-President)

Norman Fuchs                  1,200,000                       5.8%
5 Flagpole Lane
East Setauket, NY 11733

Marni Gaer (2)                2,050,000                       9.9%
39 Broadway, Suite 740
New York, NY 10006
(Secretary, Treasurer, Director)

Samuel Gaer                   6,750,000                      32.7%
39 Broadway, Suite 740
New York, NY 10006
(Chairman, President)

Global Net Financial          1,338,889                       6.5%
7284 West Palmetto Park
 Boca Raton, FL 33433

All Officers and Directors   12,510,584                      60.7%
As a Group (4 persons)
___________________
(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned. If the Merger is effected, TGFIN Holdings Inc. (formerly the Company) will have outstanding 20,613,723 shares of its Class A Common Stock.

(2) Marni Gaer is the wife of Samuel Gaer. Includes 100,000 shares held in trust for the children of Marni and Samuel Gaer, of which Marni Gaer is the Trustee.

                            LITIGATION

TradinGear is not involved in any material litigation.

SUMMARY UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following unaudited pro forma consolidated financial data for TGFIN Holdings, Inc. ("TGFIN") is based on the historical financial statements of TradinGear.Com Incorporated ("TradinGear") and Digitran Systems Incorporated (the "Company") and has been prepared on a pro forma basis to give effect to the merger under the purchase method of accounting, as if the transaction had occurred at January 1, 2000 for each operating period presented. The pro forma information was prepared based upon certain assumptions described below and may not be indicative of results that actually would have occurred had the merger occurred at the beginning of the last full fiscal year presented or of results which may occur in the future. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of TradinGear and the Company included in the exhibits attached to this Proxy Statement.

     The unaudited pro forma consolidated balance sheet as of December 31, 2001 presents the financial position of TGFIN as if the merger had occurred on that date and was prepared utilizing the audited TradinGear balance sheet as of December 31, 2001 and the Company's unaudited balance sheet as of January 31, 2002. The pro forma consolidated statements of operations data presented assumes the merger occurred at the beginning of the periods presented, it should not be assumed that TradinGear and the Company would have achieved the unaudited pro forma consolidated results if they had actually been combined during the periods shown.

     The merger is expected to be accounted for as a purchase. The stockholders of TradinGear will receive one share of common stock of TGFIN for each share of TradinGear common stock held and the stockholders of the Company will receive one share of TGFIN for every twenty one shares of common stock held, resulting in the current stockholders of TradinGear owning approximately 93% of TGFIN common stock. The proposed plan of merger is subject to a number of conditions including, but not limited to, regulatory approvals and the receipt of stockholder approval from both TradinGear and the Company.

     The unaudited pro forma consolidated results are based on estimates and assumptions, which are preliminary and have been made solely for the purpose of developing such pro forma information. The unaudited pro forma consolidated results are not necessarily an indication of the results that would have been achieved had such transactions been consummated as of the dates indicated or that may be achieved in the future.

     The unaudited pro forma consolidated results should be read in conjunction with the historical consolidated financial statements and notes thereto set forth herein, and other financial information pertaining to the Company and TradinGear.

                       TGFIN HOLDINGS, INC.
               PRO FORMA CONSOLIDATED BALANCE SHEET
                           (UNAUDITED)
                            TG       Digitran System Pro Forma   Pro Forma
                                       Pro Forma     Adjustments  Results
                        December 31,  January 31,
                          2001            2002

ASSETS

Current Assets:
 Cash and cash
 equivalents           $   230,360   $         -    $  130,000(1) $  360,360
 Accounts receivable,
 net                             -             -             -             -
 Prepaid expenses            6,801             -             -         6,801
 Deferred costs             59,899             -       (59,899) (2)        -
                       -----------   -----------    ----------    ----------
  Total Current Assets $   297,060             -        70,101       367,161

Property and equipment,
net                        151,964             -             -       151,964

Deposits                   101,621             -             -       101,621
                       -----------   -----------    ----------    ----------
  Total Assets         $   550,645   $         -    $   70,101    $  620,746
                       ===========   ===========    ==========    ==========

LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:
  Accounts Payable     $    31,087             -             -        31,087
  Accrued expenses          38,431             -             -        38,431
  Income tax payable         4,300             -             -         4,300
  Deferred revenue          40,000             -             -        40,000
                       -----------   -----------    ----------    ----------
   Total Current
   Liabilities             113,818             -             -       113,818
                       -----------   -----------    ----------    ----------
Stockholders' Equity:
  Preferred Stock
  ($0.01 par value)              -           516             -           516
  Common Stock ($.0001
  par value)                 1,883       263,477      (263,331)(3)     2,082
                                 -             -           (33)(1)         -
                                 -             -           (20)(2)         -
  Additional paid-in-
  capital                3,051,607    10,416,438   (10,416,438)(3) 3,121,655
                                 -             -      (129,967)(1)
                                 -             -       (79,980)(2)
                                 -             -       139,899 (2)
  Less: Deferred
  compensation relating
  to compensation stock
  issued                  (381,644)            -             -      (381,644)
  Retained earnings
  (Deficit)             (2,235,019)  (10,680,431)   10,679,769 (3)(2,235,681)
                      ------------  ------------   -----------    ----------
  Total Stockholders'
  Equity                   436,827             -       (70,101)      506,928
                      ------------  ------------   -----------    ----------
  Total Liabilities
  and Stockholders'
  Equity              $    550,645  $          -   $         -    $  620,746
                      ============  ============   ===========    ==========

See accompanying notes to these pro forma financial statements.

                         TGFIN HOLDINGS, INC.

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
                           (UNAUDITED)
                                             For the Year Ended
                                              December 31, 2001
                                     TG          Digitran         Pro Forma
                                                                   Results
Revenues:
  Software license fees      $  1,128,836     $           -  $    1,128,836

Costs and Expense:
  General and administrative      601,098                 -         601,098
  Website costs                     4,508                 -           4,508
  Development costs               426,544                 -         426,544
  Consulting costs                496,530                 -         496,530
  Depreciation expense             36,807                 -          36,807
                             ------------     -------------  --------------
    Total Costs and Expenses    1,565,487                 -       1,565,487
                             ------------     -------------  --------------
Net Loss from Operations         (436,651)                -        (436,651)

Other Revenue (Expense)
  Realized loss on sale of
  securities                            -                 -               -
  Interest income                       -                 -               -
  Miscellaneous revenue            11,737                 -          11,737
  Finance Charges                 (35,172)                -         (35,172)
                             ------------     -------------  --------------
                                  (23,435)                -         (23,435)
                             ------------     -------------  --------------
Net Loss from continuing
operation                        (460,086)                -        (460,086)

Loss from discontinuing
operation                               -           302,064         302,064
                             ------------     -------------  --------------
Net Loss before Provision
 for Income Tax                  (460,086)          302,064        (158,022)
                             ------------     -------------  --------------
Provision for Income Tax            7,675                 -           7,675
                             ------------     -------------  --------------
Net Loss                     $   (467,761)    $     302,064  $     (165,697)
                             ============     =============  ==============

Loss per Share:
  Basic and diluted loss per
  share                      $       0.00     $        0.00  $        (0.01)
                             ============     =============  ==============
  Basic and diluted common
  shares outstanding                    0                 0      20,613,724
                             ============     =============  ==============

See accompanying notes to these pro forma financial statements.

                        TGFIN HOLDINGS, INC.

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATION
                           (UNAUDITED)
                                             For the year Ended
                                             December 31, 2000
                                     TG          Digitran         Pro Forma
                                                                   Results
Revenues:
  Software license fees      $    242,778     $           -  $      242,778

Costs and Expense:
  General and administrative      636,242                 -         636,242
  Website costs                    87,629                 -          87,629
  Development costs               418,044                 -         418,044
  Consulting costs                286,179                 -         286,179
  Depreciation expense             23,003                 -          23,003
                             ------------     -------------  --------------
    Total Costs and Expenses    1,451,097                 -       1,451,097
                             ------------     -------------  --------------
Net Loss from Operations       (1,208,319)                -      (1,208,319)

Other Revenue (Expense)
  Realized loss on sale of
  securities                      (79,450)                -         (79,450)
  Interest income                   5,445                 -           5,445
  Miscellaneous revenue                 -                 -               -
  Finance charges                       -                 -               -
                             ------------     -------------  --------------
                                  (74,005)                -         (74,005)
                             ------------     -------------  --------------
Net Loss from continuing
operation                      (1,282,324)                -      (1,282,324)

Loss from discontinuing
operation                               -          (206,936)       (206,936)
                             ------------     -------------  --------------
Net Loss before Provision
 for Income Tax                (1,282,324)         (206,936)     (1,489,260)
                             ------------     -------------  --------------
Provision for Income Tax              378                 -           3,175
                             ------------     -------------  --------------
Net Loss                     $ (1,282,702)    $    (206,936) $   (1,492,435)
                             ============     =============  ==============

Loss per Share:
  Basic and diluted loss per
  share                      $       0.00     $        0.00  $        (0.07)
                             ============     =============  ==============
  Basic and diluted common
  shares outstanding                    0                 0      20,613,724
                             ============     =============  ==============

See accompanying notes to these pro forma financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     On October 31, 2001 TradinGear and the Company entered into an Agreement and Plan of Merger. Under the terms of this Agreement, the shareholders of TradinGear will receive one share of common stock of the Company for each share of common stock held and the stockholders of the Company will receive one share for each share of common stock held after a 1 for 21 reverse stock split, resulting in the current stockholders of TradinGear owning approximately 93% of common stock.

Pro Forma Adjustments

     (1) To record the issuance of 325,000 shares of common stock by TradinGear at $0.40 per share for net proceeds totaling $130,000 during April, 2002.

     (2) To record charges of $139,899 to additional paid in capital for costs incurred in connection with the merger consisting of the issuance of 200,000 shares (post reverse split) of the Company's common stock to consultants valued at $80,000 and to write-off deferred costs of merger of $59,899. The issuance of the 200,000 shares of common stock was contingent upon the completion of the merger.

     (3) To record the merger of TradinGear and the Company and the issuance of 19,154,309 shares of common stock to the shareholders of TradinGear resulting in total issued outstanding common stock of approximate 20,613,723 and the elimination of the Company's accumulated deficit as a result of the merger.

The Board Of Directors Recommends That The Stockholders Vote For Proposal I.

                           PROPOSAL II

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF CLASS A COMMON STOCK FROM 25,000,000 TO 50,000,000 AND TO EFFECT A 1-FOR-21 REVERSE STOCK SPLIT OF THE CLASS A COMMON STOCK AND A 1-FOR-20 REVERSE STOCK SPLIT OF THE CLASS B COMMON STOCK

     The Company is currently authorized to issue (i) 25,000,000 shares of Class A Common Stock, par value $.01 per share, of which 24,347,699 shares are issued and outstanding; (ii) 5,000,000 shares of Class B common stock, par value $0.01 per share, of which 2,000,000 shares are issued and outstanding; and (iii) 1,000,000 shares of Eight Percent (8%) Cumulative Preferred Stock, of which 51,500 shares are issued and outstanding.

     The purpose of the proposal is to comply with one of the provisions of the Merger Agreement to provide enough Class A Common Stock to be available for issuance in the future for possible acquisitions, financing and other transactions, and to eliminate the voting preference of the Class B Common Stock. As of the date of this Proxy Statement, there is no particular transaction under consideration by the Company other than the TradinGear Merger.

Effect of the Increase in Authorized Shares of Common Stock and The Reverse Stock Split

     Implementation of the amendment of the Certificate of Incorporation will enable the shareholders of TradinGear to hold a more than a majority of the shareholder voting rights after consummation of the Merger.

     The proposal will authorize (i) an increase of 25,000,000 shares in the authorized Class A Common Stock of the Company, with the result that there will be a total of 50,000,000 authorized shares of Class A Common Stock, (ii) a reduction of the issued and outstanding shares of Class A Common Stock from 24,347,699 shares to 1,159,414 shares, and (iii) a reduction of the issued and outstanding shares of Class B Common Stock from 2,000,000 shares to 100,000 shares.

     Voting rights and other rights of stockholders will not be altered by an reverse stock, except where a small stockholder may own only a fractional interest after the reverse stock split, which will be eliminated and that person will cease to be a stockholder. The Company believes that there are no shareholders who would have only fractional share interests after the reverse stock split. Consummation of a reverse stock split will have no material federal tax consequences to stockholders.

     The par value of the Common Stock will remain at $.01 following the reverse stock split. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the reverse stock split will provide that this increase in capital in excess of par value will be treated as capital for statutory purposes.

     The conversion ratios of any of the Company's outstanding stock options and securities having a conversion or redemption feature, such as the outstanding warrants, will be correspondingly adjusted upon the consummation of any reverse stock split.

     At the effective date of the reverse stock split (which will be the Closing Date of the Merger), (i) each share of Class A Common Stock issued and outstanding immediately prior thereto (the "Old Class A Common Stock") will be reclassified as and changed into 1/21 of a share of the Company's Class A Common Stock, par value $.01 (the "New Class A Common Stock"), and (ii) each share of Class B Common Stock issued and outstanding immediately prior thereto (the "Old Class B Common Stock") will be reclassified as and changed into 1/20 of a share of the Company's Class B Common Stock, par value $.01 (the "New Class B Common Stock"), subject to the elimination of fractional share interests as described in this Proxy Statement. Shortly after the effective date, the Company will send transmittal forms to the holders of Old Common Stock, to be used in forwarding their certificates of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock.

     No certificates or scrip representing fractional share interests in the New Common Stock will be issued and no such fractional share interests will entitle the holder thereof to any rights as a stockholder of the Company. All such fractional share interests will be eliminated and cancelled at the Closing of the Merger

The Board Of Directors Recommends That The Stockholders Vote For Proposal II.

                           PROPOSAL III

                      ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The nominees for election to the Board of Directors, and their prospective executive offices, are listed below:

Name                Age         Positions
Samuel Gaer         35          Chairman of the Board, President
Marni Gaer          35          Secretary, Treasurer, Director
Ronald Comerchero   48          Director
Bruce Frank         42          Vice President

     The nominees are the officers and directors of TradinGear, and their backgrounds are discussed elsewhere in this Proxy Statement.

     Directors hold their offices until the next annual meeting of the stockholders and thereafter until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors on an annual basis and serve at the direction of the Board. There is no family relationship between any prospective director and executive officer of the Company, except that Samuel Gaer and Marni Gaer are husband and wife.

Summary Information As To Prospective Executive Officers and Directors

                   Anticipated     Number of Shares   Percentage of Issued and
         NAME      Compensation  (Beneficial & Legal) Outstanding after Merger

SAMUEL H. GAER       $140,000         6,750,000               32.7

MARNI GAER            $30,000         2,050,000                9.9

RONALD COMERCHERO     $ 1,000         2,000,000                9.7


     There is no current policy for compensation to be paid to directors. Assuming the Merger transaction is approved, it is contemplated that present outside director Ronald Comerchero will receive fees in the approximate amount of $1,000 for attending directors' meeting during the fiscal year ended April 30, 2002.

     The Board Of Directors Recommends That The Stockholders Vote For Proposal III.

                           PROPOSAL IV

      RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors intends to appoint Samuel Klein and Company, CPAs as independent certified public accountants for the Company to examine the financial statements of the Company for the fiscal year ended April 30, 2002. The appointment of Samuel Klein and Company, CPAs is subject to ratification of the shareholders and a ballot soliciting your vote for such ratification is part of these proxy materials. The present Board of Directors as well as the nominees to be elected recommends adoption of the resolution appointing the foregoing accounting firm as the independent auditors for the Company.

     The Present Board Of Directors And The Nominees For Election Recommend That The Stockholders Vote For Proposal IV.

                   BOARD AND COMMITTEE MEETINGS

     During the fiscal year ending April 30, 2001 (the "Last Fiscal Year"), the Company's Board of Directors held three (3) meetings. The Board has held two (2) meetings in calendar year 2001 to date. The Board of Directors does not have separate sections or committees. The Board addresses all audit and compensation issues, as well as other matters.

          SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange
Act") requires the Company's executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% shareholders were complied with during the Last Fiscal Year and will be completed as to new shareholders promptly upon consummation of the Merger transaction contemplated by the Merger Agreement.

                      EXECUTIVE COMPENSATION

     Certain additional required information concerning remuneration, other compensation and ownership of securities by the Directors and Officers of the Company is set forth in the Company's Form 10-KSB Report dated April 30, 2001, which is being transmitted together with this Proxy Statement. Since the demise of the Company's president, Loretta P. Trevers, no compensation has been paid to any officer or director subsequent to April 30, 2001, except for the issuance of a Class A common stock to Aaron Etra, director (75,000 shares), Scott Lybbert, secretary (200,000 shares), and Quentin R. Casperson, II, president (75,000 shares) for services rendered during the period May 1, 2001 through December 31, 2001. In addtion, 675,000 shares of Class A common stock was issued to counsel and other third parties who performed services for the Company during the same period.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is not aware of any other significant relationships or transactions that need to be reported in its Form 10-KSB and/or this Proxy Statement. Management is not presently authorized or holds any stock options or other stock rights. No new rights or options are being created as part of the Merger.

                          OTHER MATTERS

     The Special Meeting is called for the purposes set forth in the Notice of Meeting. The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Special Meeting other than those specifically referred to in the Notice of Meeting and this Proxy Statement. Any stockholder may present a matter from the floor for consideration at a meeting so long as the procedures established for such meeting and the Bylaws are followed. If any other matters are properly brought before the Special Meeting, it is the intention of the proxy holders to vote on such matters in accordance with their judgment.

                      STOCKHOLDER PROPOSALS

     There were no shareholders proposals submitted for consideration at this Special Meeting. The Company must receive stockholder proposals intended for consideration at the next Annual Meeting of Shareholders no later than December 31, 2002. Such proposals may be included in the next proxy statement if they comply with certain rules and regulations promulgated by the SEC.

          FINANCIAL REPORTS & OTHER IMPORTANT DOCUMENTS

     Audited financial statements of the Company on a combined basis with its wholly owned subsidiary, Digitran, Inc., for the years April 30, 2000 and April 30, 2001 are contained in the SEC Form 10-KSB-A-1 filed with the United States Securities and Exchange Commission and attached as Exhibit C to this Proxy Statement. Unaudited financial statements showing the Company on an unconsolidated and combined basis with its wholly owned subsidiary, Digitran, Inc., for the nine month period ended January 31, 2002 are contained in the SEC Form 10-QSB filed with the Commission and attached as Exhibit D to this Proxy Statement. Also attached to this Proxy Statement are audited financial statements of TradinGear for the calendar years ended December 31, 2000 and 2001.

                       Further Information

     All references to each document referred to in this Proxy Statement are qualified in their entirety by reference to the complete contents of such document. Copies of these documents may be obtained by shareholders, without cost, upon request from management at the mailing address of the TradinGear.com, Incorporated, 39 Broadway, Suite 740, New York, New York 10006.

Dated:  April 22, 2002

                              BY ORDER OF THE BOARD OF DIRECTORS:


                         /s/Scott Lybbert
                              Scott Lybbert, Secretary

                   Exhibits to Proxy Statement


Exhibit A - Agreement and Plan of Merger dated October 31, 2001

Exhibit B - Addendum dated December 31, 2001 to Agreement and Plan of Merger

Exhibit C - Annual Report dated April 30, 2001 filed by Digitran Systems, Inc.
            on SEC Form 10-KSB-A-1 (Including Audited Financial Statements for the Fiscal Year Ended April 30, 2001)

Exhibit D - Quarterly Report dated January 31, 2002 filed by Digitran Systems,
            Inc. on SEC Form 10-QSB (Including Unaudited Financial Statements for the Third Quarter Ended January 31, 2002

Exhibit E - Audited Financial Statements of TradinGear.com, Inc. for the
            Period Ended December 31, 2001 and December 31, 2000

EXHIBIT A

                   AGREEMENT AND PLAN OF MERGER

      Agreement and Plan of Merger dated as of October 31, 2001 (the "Agreement"), by and between Digitran Systems, Incorporated ("DSI" or "the Public Company") a Delaware corporation, and DSI Acquisition, Inc., a wholly owned newly formed Delaware subsidiary of DSI, hereinafter sometimes referred to as "Acquisition, Inc.", both of whom have an address for mailing purposes c/o Robert H. Jaffe, Esq., Robert H. Jaffe & Associates, P.A., 8 Mountain Avenue, Springfield, NJ 07081 and TradinGear.com Incorporated, a Delaware Corporation ("TradinGear" or "the Surviving Corporation"), having its principal place for the transaction of business at 39 Broadway, Suite 740, New York, New York 10006.

                       W I T N E S S E T H:

     WHEREAS, as of October 22, 2001, shareholders of TradinGear (exclusive of treasury stock) collectively own of record approximately 18,934,309 shares (the "TradinGear Shares") which presently constitute all of the issued and outstanding shares of the common stock of TradinGear; and


     WHEREAS, before giving effect to a reverse stock split on a one share for twenty-one share basis for its Class A common stock and a one share for twenty share basis for its Class B common stock ("the Stock Split"), the capitalization of DSI consists of 25,000,000 shares of Class A common stock, $0.01 par value, of which 24,347,699 shares are issued and outstanding as of October 22, 2001, 5,000,000 shares of Class B common stock, $0.01 par value, of which 2,000,000 shares were issued and outstanding as of October 22, 2001, and 1,000,000 shares of Eight (8%) Percent Cumulative Preferred Stock, $0.01 par value, of which 51,500 shares were issued and outstanding as of October 22, 2001; and

     WHEREAS, the parties desire to accomplish a merger (the "Merger Transaction") between DSI Acquisition, Inc. and TradinGear under circumstances where TradinGear will be the surviving entity, TradinGear will be a wholly-owned subsidiary of DSI and each shareholder of TradinGear will receive one share of post-split DSI Class A common stock for every share of TradinGear common stock then owned; and

     WHEREAS, at the closing of the Merger Transaction contemplated by this Agreement, DSI will not have any tangible assets except possibly an investment in Digitran Simulation Systems, Inc., an Arizona corporation and its investment in Acquisition, Inc. and its liabilities will not exceed $50,000 except for a contingent liability consisting of accrued dividends owed to holders of the Public Company's preferred stock not to exceed $260,000; and

     WHEREAS, the present operating subsidiary of DSI is a wholly-owned Utah corporation known as Digitran, Inc., which has 1,000 common shares issued and outstanding, all of which are owned by DSI; and

     WHEREAS, this Agreement contemplates that, at the time of the closing of the Merger Transaction, the 1,000 shares of Digitran, Inc. held by DSI, representing all of the issued and outstanding shares of Digitran, Inc., will have been sold and/or merged into Digitran Simulation Systems, Inc., an Arizona corporation owned by the heirs of Loretta P. Trevers, the deceased president of DSI; and

     WHEREAS, this Agreement contemplates that, at the time of the closing of the Merger Transaction, the holder of the presently outstanding 2,000,000 DSI Class B common shares will have tendered those shares back to DSI, where they will be held as treasury shares of DSI, and, in exchange, will have been issued 100,000 post-split DSI Class A common shares, and

     WHEREAS, this Agreement contemplates that, prior to the closing of the Merger Transaction, the shareholders of DSI will have approved an amendment to the Certificate of Incorporation of DSI changing the name of DSI to TG FIN Holdings, Inc.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Agreement, the parties agree as follows:

                            ARTICLE I

                        BASIC TRANSACTION

     Section 1.1:

     (a) The Merger. Subject to the terms and conditions of this Agreement, DSI Acquisition, Inc. will merge with and into TradinGear ("the Merger"). TradinGear shall be the corporation surviving the Merger ("the Surviving Corporation"). At the time of closing of the merger transaction, DSI will deliver approximately 18,934,309 post-split Class A common shares of DSI common stock to DSI Acquisition, Inc. for distribution to the shareholders of TradinGear subsequent to the merger on the basis of one share of DSI Class A common stock for every one share of TradinGear common stock.

     (b) Closing. The closing of the merger transaction contemplated by this Agreement ("the Closing") shall take place at the offices of Robert H. Jaffe & Associates, P.A. ("Representative"), 8 Mountain Avenue, Springfield, New Jersey 07081, commencing at 9:00 a.m. on the business day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the merger transaction contemplated hereby.

      (c) Actions at the Closing. At the Closing, (1) the parties will deliver to each other the various certificates and documents referred to in this Agreement, (2) DSI Acquisition, Inc. and TradinGear will file with the Secretary of State of Delaware, a Certificate of Merger and (3) DSI will file with the Secretary of State of Delaware an amendment to its Certificate of Incorporation changing its name to TG FIN Holdings, Inc.

      (d)  Effect of Merger.

       (1) Effective Date. The merger shall become effective at the time TradinGear files the Certificate of Merger evidencing its merger with and into DSI Acquisitions, Inc. with the Secretary of State of Delaware ("the Effective Time"). The Merger shall have the effect set forth in the Delaware General Corporation Law.

       (2) Certificate of Incorporation. After the merger, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated at and as of the Effective Time to read as did the Certificate of Incorporation of DSI Acquisition, Inc. immediately prior to the Effective Time.

       (3) Bylaws. After the merger, the Bylaws of the Surviving Corporation shall be amended and restated at and as of the Effective Time to read as did the Bylaws of DSI Acquisition, Inc. immediately prior to the Effective Time.

       (4) Directors and Officers. The directors and officers of TradinGear before the merger shall become the directors and officers of the Surviving Corporation and of DSI at and as of the Effective Time.

       (5) Conversion of TradinGear Shares.  At and as of the Effective Time
(a) each TradinGear Share (other than any Dissenting Share) shall be converted into the right to receive a proportionate number of post-split DSI shares equal to the percentage of TradinGear shares previously held multiplied by the number of DSI shares issued to DSI Acquisition, Inc. prior to the merger.

       (6) Closing of Transfer Records. After the close of business on the Closing Date, transfers of TradinGear Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of the Surviving Corporation.

                            ARTICLE II

 REPRESENTATIONS AND WARRANTIES OF DSI AND DSI ACQUISITION, INC.

     DSI and DSI Acquisition, Inc. represent and warrant to TradinGear as follows:

     Section 2.1 Organization and Qualification. DSI and DSI Acquisition, Inc. are corporations duly incorporated, duly organized, validly existing and in good standing under the laws of the State of Delaware. They have the corporate power and authority to own or lease and operate all of their properties and assets and to carry on their business as such business is now being conducted. They are duly licensed or qualified to do business and are in good standing in the State of Delaware and in all jurisdictions in which the nature of the business of DSI and DSI Acquisitions, Inc, or the character or location of the properties and assets owned or least by either of them makes such licensing or qualifications necessary. The legal representative of DSI and of DSI Acquisitions, Inc. (the "Representative") has provided to TradinGear copies of the certificate of incorporation and by-laws of DSI and of DSI Acquisitions, Inc., certified by its assistant secretary to be complete and correct, as amended.

     Section 2.2 Capitalization of DSI. The authorized capital stock of DSI consists of (i) 25,000,000 shares of Class A common stock, $0.01 par value per share, of which 24,347,699 shares are issued and outstanding as of September 15, 2001; (ii) 5,000,000 shares of Class B common stock, $0.01 par value per share, of which 2,000,000 shares are issued and outstanding as of October 22, 2001; and (iii) 1,000,000 shares of Eight (8%) Percent Cumulative Preferred Stock of which 51,500 shares were issued and outstanding as of October 22, 2001. As provided in DSI's Articles of Incorporation, the Class A common stock carries with it the right to vote one-tenth of a vote per share, the Class B common stock carries with it the right to vote one vote per share and the Preferred Stock carries with it the right to vote one-tenth of a vote per share. All outstanding shares of DSI common stock and preferred stock are validly issued, fully paid for and nonassessable with no personal liability attaching to the ownership thereof, free of pre-emptive rights and free and clear of all liens, claims and encumbrances. Except as may be set forth in the Disclosure Document attached hereto as Exhibit A ("Disclosure Document"), there are no shares of DSI common stock issued or outstanding except as referred to above, and there are no calls, subscriptions, warrants, rights, agreements or commitments of any character obligating DSI, contingently or otherwise, to issue shares of its common stock or to register shares of its common stock under the Securities Act of 1933, as amended (the "1933 Act"), or any other applicable federal or state securities laws.

     Section 2.3 Authority. DSI has the full power and authority to enter into this Agreement and to carry out its obligations hereunder. Other than approval by a majority of its shareholders and by its board of directors, no proceedings on the part of DSI are necessary to authorize this Agreement or the Merger Transaction contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of DSI enforceable in accordance with its terms.

     Section 2.4 Capitalization of DSI Acquisitions, Inc. The authorized capital stock of DSI Acquisitions, Inc. consists 100 shares of common stock, no par value, of which 100 shares were issued and outstanding as of October 22, 2001. As provided in DSI Acquisitions, Inc. Articles of Incorporation, the common stock carries with it the right to vote one vote per share. All outstanding shares of DSI Acquisitions, Inc. common stock are validly issued, fully paid for and nonassessable with no personal liability attaching to the ownership thereof and free of pre-emptive rights. Except as may be set forth in the Disclosure Document, there are no shares of DSI Acquisitions, Inc. common stock issued or outstanding except as referred to above, and there are no calls, subscriptions, warrants, rights, agreements or commitments of any character obligating DSI Acquisitions, Inc., contingently or otherwise, to issue shares of its common stock or to register shares of its common stock under the Securities Act of 1933, as amended (the "1933 Act"), or any other applicable federal or state securities laws.

     Section 2.5 Authority. DSI Acquisitions, Inc. has the full power and authority to enter into this Agreement and to carry out its obligations hereunder. Other than approval by its shareholders and by its board of directors, no proceedings on the part of DSI Acquisitions, Inc. are necessary to authorize this Agreement or the Merger Transaction contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of DSI Acquisitions, Inc. enforceable in accordance with its terms.

     Section 2.6 No Violations. The execution and delivery of this Agreement by DSI and by DSI Acquisition, Inc. will not violate any provisions of their respective certificates of incorporation or by-laws, or conflict with any law, rule, statute or regulation to which they are subject or violate or result in a default under any agreement to which they are a party or by which they are bound.

     Section 2.7 Investments. DSI has not made any investments and does not own capital stock in any corporation other than its operating subsidiary, Digitran, Inc., and newly formed wholly owned Delaware subsidiary, DSI Acquisition, Inc.

     Section 2.8  Consents and Approvals. Other than as set forth in Sections
2.3 and 2.5 above, no permit, consent, approval or authorization of, or declaration, filing or registration with any public body or authority or other person, firm or entity is necessary in connection with the execution and delivery by DSI and DSI Acquisitions, Inc. of this Agreement or the consummation by it of the transactions contemplated hereby.

     Section 2.9 Compliance with Law. DSI and DSI Acquisition, Inc. hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses, and have complied and are in compliance with all applicable statutes, laws, ordinances, rules and regulations of all federal, state, local and foreign governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over them or over any part of their operations. In connection with the sale of its securities, and in connection with the special meeting of its shareholders required to obtain approval of the Merger Transaction, DSI has complied and will comply with all applicable provisions of the 1933 Act, the Securities Exchange Act of 1934 Act, as amended (the "1934 Act"), all rules and regulations of the United States Securities and Exchange Commission ("SEC") and the laws, rules and regulations of each state in which such securities were offered for sale.

     Section 2.10 Financial Statements. The Representatives have provided to TradinGear copies of the financial statements of DSI and its subsidiary, Digitran, Inc., for the fiscal years ended April 30, 2001 and April 30, 2000 including balance sheets, statements of operations, statement of changes in shareholders' equity for such years and the footnotes thereto. The aforesaid financial statements represent (a) the financial position, results of operations and changes in financial position of DSI, as of the respective dates and for the respective periods indicated, and (b) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.

     Section 2.11 Existing Condition. Since April 30, 2001, and except as disclosed in the Disclosure Document, and except for the sale and/or merger of all of the shares of Digitran, Inc. to Digitran Simulation Systems, Inc., neither DSI nor DSI Acquisition, Inc. have:

          (a) incurred any liabilities out of the ordinary course of business;

          (b) sold, encumbered, assigned or transferred any of their assets;

          (c) made or suffered any amendment or termination of any material agreement, contract, commitment, lease under which DSI is lessee, or canceled, modified or waived any significant debts or claims held by it or waived any rights of significant value, whether or not in the ordinary course of business;

          (d) suffered any damage, destruction or loss, whether or not covered by insurance;

          (e) suffered any material adverse change in their business, operations, assets, properties, prospects or condition (financial or otherwise);

          (f)  made commitments or agreements for capital expenditures;

          (g) hired any employees or increased the salaries or other compensation of, or made any advance or loan to, any of their employees or consultants or made any increase in, or any addition to, other benefits to which any of their employees may be entitled;

          (h) changed any of the accounting principles followed by them or the methods of applying such principles; or

          (i) entered into any transaction other than in the ordinary course of business consistent with past practice or a transaction that would serve to reduce outstanding liabilities.

     Section 2.12 Title to Properties; Leasehold Interests. DSI and DSI Acquisition, Inc. have good and valid title to all properties and assets, real and personal, free and clear of all mortgages, liens, pledges, security interests, charges, claims, restrictions and other encumbrances and defects of title of any nature whatsoever, except for liens for taxes not yet due and payable.

     Section 2.13 Condition of Tangible Assets. All material items of tangible personal property are in good condition and repair, subject to normal wear and tear, and are usable in the regular and ordinary course of business of DSI and DSI Acquisition, Inc.

     Section 2.14 Books of Account. The books, records and accounts of DSI and DSI Acquisition, Inc. maintained with respect to their business accurately and fairly reflect, in reasonable detail, all their transactions and all their assets and liabilities. Neither DSI nor DSI Acquisition, Inc. has engaged in any transaction, maintained any bank account or used any of their funds except for transactions, bank accounts and funds which have been and are reflected in their normally maintained books and records.

     Section 2.15 Litigation. No litigation, including any arbitration, investigation or other proceeding of or before any court, arbitrator or governmental or regulatory official, body or authority is pending or, to the best of their knowledge, is threatened against DSI and DSI Acquisition, Inc. other than the suits listed in the Disclosure Document. Neither DSI or DSI Acquisition, Inc. is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which may materially and adversely affect the business or assets of DSI or DSI Acquisition, Inc.

     Section 2.16 Contracts and Commitments. Except as listed and annexed to the Disclosure Document, neither DSI nor DSI Acquisition, Inc. is a party to any written or oral:

          (a) agreement, contract or commitment with any present or former employee or consultant or for the employment of any person, other than contracts terminable at will without future liability;

          (b) agreement, contract or commitment for the future purchase of, or payment for, equipment, supplies or products, or for the performance of services by a third party except for any agreement, contract or commitment arising in the ordinary course of business;

          (c) agreement, contract or commitment to finance any acquisition of or purchase any asset or to perform any service; or

          (d) note, debenture, bond, equipment trust agreement, letter of credit agreement, loan agreement or is a party to any contract or commitment for the borrowing or lending of money or agreement or arrangement for a line of credit or guarantee, pledge or undertaking of the indebtedness of any other person.

          (e) warrant or option agreement where the holder has the right to purchase shares of DSI or DSI Acquisition, Inc.;

     Each of the agreements, contracts, commitments, leases, plans and other instruments, documents and undertakings referenced in the Disclosure Document is valid and enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. DSI and DSI Acquisition, Inc. are not in default of the performance, observance or fulfillment of any material obligations, covenants or conditions contained therein; and no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder. Furthermore, except as may be disclosed in the Disclosure Document, no such agreement, contract, commitment, lease, plan or other instrument, document or undertaking, in the reasonable opinion of DSI, contains any contractual requirement with which there is a likelihood that DSI or DSI Acquisition, Inc. would be unable to comply.

     Section 2.17 No Broker or Finder. Except as set forth in Section 8.2 herein, neither DSI nor DSI Acquisition, Inc. has dealt with or retained any finder or broker whose fees or expenses have been paid by DSI or DSI Acquisition, Inc. or for whose fees or expenses they would be responsible in connection with this Agreement or the transactions contemplated hereby.

     Section 2.18 Employee Benefit Plans and Arrangements. Neither DSI nor DSI Acquisition, Inc. has sponsored, maintained or supported, or otherwise been a party to, is in default under, or had any liability or accrued obligations under, any plan, program, fund or arrangement, either qualified or non-qualified for federal income tax purposes, relating to the employees of DSI or any of its subsidiaries, whether for the benefit of a single individual or for more than one individual, and whether or not funded, including, without limitation, any incentive or other benefit arrangement for employees, their dependents and/or their beneficiaries and any "employee pension benefit plan" or "employee welfare benefit plan", as such terms are defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither DSI nor DSI Acquisition, Inc. has, at any time, maintained or contributed or been required to maintain or contribute to any "Multi-Employer Plan" as such term is defined in Section 3(37) of ERISA.

     Section 2.19 Completeness of Disclosure. No representation or warranty in this Agreement or in the annexed Disclosure Document nor in any other certificate, exhibit, statement, document or instrument furnished or to be furnished to TradinGear by DSI or DSI Acquisition, Inc. pursuant to this Agreement, or in connection with the negotiation, execution or performance of this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated or necessary to make any statement made, not misleading.

     Section 2.20 Tax Matters. DSI and DSI Acquisition, Inc. have filed or will file on a timely basis (including all extensions) all tax returns which were required to have been filed, or are hereafter required to be filed up to the Closing Date by them (including, without limitation, all federal, state, county, local and foreign tax returns) and such returns are complete and accurate in all material respects, and DSI and DSI Acquisition, Inc. have paid or provided for all taxes, interest or penalties which have been incurred or are due and payable pursuant to such returns or pursuant to any assessments received by either of them in connection with such returns. No foreign, federal, state, local or other taxing authority has provided either DSI or DSI Acquisition, Inc. with any notice of, any questions relating to, or claims asserted for, taxes against DSI or DSI Acquisition, Inc. for which either may be liable. All taxes which DSI and DSI Acquisition, Inc. are required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid over to the proper governmental authorities. Notwithstanding the foregoing, DSI has been advised by its accountants that the manner in which Digitran, Inc. is sold and/or merged with Digitran Simulation Systems, Inc. could result in a taxable event for DSI. Whether the disposition of Digitran, Inc. will result in a taxable event and what would be the tax consequences is a matter that would be determined prior to Closing.

                           ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF TRADINGEAR

     TradinGear represents and warrants to DSI and to DSI Acquisition, Inc. as follows:

     Section 3.1 Organization and Qualification of TradinGear. TradinGear is a corporation duly incorporated, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation has the corporate power and authority to own or lease and operate all of its properties and assets and to carry on its business as such business is now being conducted and is duly licensed or qualified to do business and is in good standing in all jurisdictions in which the nature of its business or the character or location of the properties and assets owned or leased by it makes such licensing or qualifications necessary and where the failure to qualify would not have a material adverse effect on operations, properties, assets, liabilities, earnings or business.

     Section 3.2 Capitalization and Ownership of TradinGear. The authorized capital stock of TradinGear consists of 30,000,000 shares of common stock, no par value per share, of which approximately 18,934,309 shares are issued and outstanding as at October 22, 2001 . All outstanding shares of TradinGear common stock are validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, free of preemptive rights and are owned free and clear of all liens, claims and encumbrances. No securities are issued or outstanding except for the aforementioned 18,934,309 shares of common stock and, at Closing, there will be no options, calls, subscriptions, warrants, rights, agreements or commitments of any character obliging TradinGear on a contingent basis or otherwise, to issue shares of its common stock

     Section 3.3 Authority. TradinGear has the full power and authority to enter into this Agreement and to carry out its obligations hereunder. Other than approval by its shareholders and by its board of directors, no proceedings, on the part of TradinGear are necessary to authorize this Agreement or the Merger Transaction contemplated hereby. This Agreement constitutes the legal, valid and bind obligation of TradinGear enforceable in accordance with its terms.

     Section 3.4  Consents and Approvals.  Other than as set forth in Section
3.3 above, no permit, consent, approval or authorization of, or declaration, filing or registration with, any public body or authority or other person, firm or entity is necessary in connection with the execution and delivery by TradinGear of this Agreement or the consummation by TradinGear of the transactions contemplated hereby.

     Section 3.5 Financial Statements. DSI and DSI Acquisition, Inc. have received copies of the unaudited financial statements of TradinGear completed for the period ending June 30, 2001 by Samuel Klein and Company, certified public accountants for TradinGear. These financial statements present fairly the financial position, results of operations and changes in financial position of DSI, as of the respective dates and for the respective periods indicated, and have been prepared in accordance with Generally Accepted Accounting Principles consistently applied.

     Section 3.6 Completeness of Disclosure. No representation or warranty in this Agreement nor any certificate, exhibit, statements, document or instrument furnished or to be furnished to DSI and DSI Acquisition, Inc. by TradinGear in connection with the negotiation, execution or performance of this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated or necessary to make any statement made, not misleading.

                            ARTICLE IV

            SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     Section 4.1 Survival of Representations and Warranties. The representations and warranties made by the parties to this Agreement or in any certificate, exhibit, document or instrument furnished hereunder shall survive for one year from the Closing of the transactions contemplated hereby, except for matters not disclosed or discoverable at the time of Closing, in which case, and as regards to such matters, the representations and warranties shall survive for one year from the time such matters are disclosed or are discoverable.

                            ARTICLE V

                    AGREEMENTS PENDING CLOSING

     Section 5.1  Agreement Pending the Closing.   DSI and DSI Acquisition,
Inc. covenent and agree that, pending the Closing and except as otherwise agreed to in writing by TradinGear, they will:

          (a) Business in the Ordinary Course. Conduct their business solely in the ordinary course.

          (b) Maintenance of Physical Assets. Continue to maintain and service the physical assets used in the conduct of their business in the same manner as has been their consistent past practice.

          (c) Employees and Business Relations. Continue to maintain their business relations and relations with their employees in the same manner as has been their consistent past practice.

          (d) Compliance with Law. etc. Comply with all laws, ordinances, rules, regulations and orders applicable to their operations, assets or properties in respect thereof, the noncompliance with which might materially affect their business or assets.

          (e) Cooperation. Cooperate with the other parties to this Agreement and use their best efforts to cause all of the conditions to the obligations on their part to be performed under this Agreement to be satisfied before or immediately after the Closing Date.

          (f) Sales of Assets; Negotiations. Without the prior written consent of TradinGear, neither DSI nor DSI Acquisition, Inc. will initiate or participate in any discussions or negotiations or enter into any agreement to sell or encumber any part of its assets except for the disposition of Digitran, Inc. to Digitran Simulation Systems, Inc. in a manner so as to avoid or minimize any tax impact.

          (g) Press Releases. No party to this Agreement shall give notice to third parties or otherwise make any public statement or release concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing by the representatives of TradinGear as to form and content.

                            ARTICLE VI

               CONDITIONS PRECEDENT TO THE CLOSING
    AND ADDITIONAL COVENANTS OF DSI AND DSI ACQUISITION, INC.

     Section 6.1 Conditions Precedent to the Obligations of TradinGear. All obligations of TradinGear under this Agreement are subject to the fulfillment or satisfaction, and DSI and DSI Acquisition, Inc. covenant and agree to fulfill or satisfy, prior to or at the Closing, each of the following conditions precedent:

          (a)  Representations and Warranties True as of the Closing Date.
The representations and warranties of DSI and DSI Acquisition, Inc. contained in this Agreement or in the annexed Disclosure Document shall be true on the date of this Agreement without regard to any updates furnished by DSI and DSI Acquisition, Inc., shall be true after the date of this Agreement and shall be true on the Closing Date with the same effect as though such representations and warranties were made as of such date.

          (b) Compliance with this Agreement. DSI and DSI Acquisition, Inc. shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing, including, but no limited to:

               (1) DSI shall have issued and outstanding no more than 1,459,414 of its post-split Class A common shares, including the 100,000 post-split Class A common shares issued in exchange for DSI's issued and outstanding 2,000,000 Class B common shares and including the 200,000 post-split Class A common shares to be issued pursuant to Section 8.2 of this Agreement. DSI shall have issued and outstanding no shares of its Class B common stock. DSI shall have issued and outstanding no more than 51,500 of its Eight (8%) Percent Cumulative Preferred Stock.

               (2) Digitran, Inc. shall have been sold and/or merged into Digitran Simulation Systems, Inc., in a transaction approved by the directors and shareholders of DSI pursuant to the laws of the State of Delaware.

               (3) DSI shall have acquired the approval of the Merger Transaction and related transactions from the majority of the holders of DSI common stock, including both Class A and Class B whose approval DSI has deemed necessary to effect the transaction. DSI shall have acquired this approval pursuant to a Proxy Statement or Information Statement filed with the U.S. Securities Exchange Commission as required by Section 14 of the Securities Exchange Act of 1934, as amended.

               (4) DSI shall have acquired the approval of its shareholders to change the name of DSI to TG FIN Holdings, Inc.

          (c) No Threatened or Pending Litigation. On the Closing Date, no suit, action or other proceeding, or injunction or final judgment relating thereto, shall be threatened or be pending before any court or government or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened, including, but not limited to a claim for appraisal rights pursuant to Section 262 of the Delaware Corporation Law .

          (d) Consents and Approvals. All of the consents required to carry out the transactions contemplated hereunder have been obtained by the closing date, or will be obtained by the closing date including resolutions of the board of directors and stockholders of DSI and DSI Acquisition, Inc. approving the entry into this Agreement and the carrying out of transactions contemplated herein.

          (e) Material Adverse Changes. There has been no material adverse change in the business, operations, assets or properties of DSI and DSI Acquisition, Inc.

          (f) Approval of Counsel; Corporate Matters. All actions, proceedings, resolutions, instruments and documents required to carry out this Agreement and all other related legal matters shall have been approved on the Closing Date by counsel for TradinGear in the exercise of its reasonable judgment.

          (g) Certificates. DSI shall have delivered to DSI Acquisition, Inc. approximately 18,934,309 shares of its Class A common stock constituting the assets of DSI Acquisition, Inc. immediately prior to the merger. DSI shall also have delivered to the representatives of TradinGear such other documents, instruments, certifications and further assurances as its counsel may reasonably require.

          (h) Resignations. Subsequent to the election of three qualified nominees of TradinGear to be directors of DSI and their acceptance of the legal duties and obligations related thereto, all officers and predecessor directors of DSI shall have submitted written resignations.

          (i) Tax Returns. Prior to the Closing, DSI and DSI Acquisition, Inc. shall have delivered to TradinGear copies of all federal, state and local tax returns filed since January 1, 1999.

          (j)  Opinion of Counsel. At the Closing, DSI and DSI
Acquisition, Inc. shall deliver to TradinGear a legal opinion of Julian D. Jensen, Esq., counsel to DSI and DSI Acquisition, Inc., acexceptable to TradinGear in substantially in the form attached hereto as Exhibit A.

          (k) No Liabilities. At closing, DSI and DSI Acquisition, Inc. shall have no liabilities or obligations, including any tax liability as a consequence of the disposition of its wholly owned subsidiary, Digitran, Inc., either accrued, absolute, contingent or otherwise, in excess of $50,000 except for accrued dividends on its preferred cumulative stock of approximately $257,500 which is deemed to be a contingent obligation of the Public Company requiring payment of preferred dividends prior to payment of any dividends on its common stock. At the Closing, DSI and DSI Acquisitions, Inc. shall provide to TradinGear, in form acceptable to Samuel Klein and Company, certified public accountants to TradinGear, a "cold comfort" letter from Scott Lybbert, the acting financial officer of DSI. .

          For purposes of this Agreement, the terms "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, indemnity, claim, loss, damage, deficiency, cost, expense, or obligation, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured or a reserve for any of the foregoing.

     Section 6.2 Conditions Precedent to the Obligations of DSI and DSI Acquisition, Inc. All obligations of DSI and DSI Acquisition, Inc. under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

          (a)  Representations and Warranties True as of the Closing Date.
The representations and warranties of TradinGear contained in this Agreement or in any list, certificate or document delivered by TradinGear to DSI and DSI Acquisition, Inc. pursuant to the provisions of this Agreement shall be true on the Closing Date with the same effect as though such representations and warranties were made as of such date.

          (b) Compliance with this Agreement. TradinGear shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

          (c) No Threatened or Pending Litigation. On the Closing Date, no suit, action or other proceeding, or injunction of final judgment relating thereto, shall be threatened or be pending against TradinGear before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

          (d) Material Adverse Changes. There shall have been no material adverse changes in the business, operations, assets or properties of TradinGear.

          (e) Approval of Counsel; Corporate Matters. All actions, proceedings, resolutions, instruments and documents required to carry out this Agreement and all other related legal matters shall have been approved on the Closing Date by counsel for DSI and DSI Acquisition, Inc. in the exercise of its reasonable judgment.

          (f) Certificates. TradinGear shall have delivered to DSI such other documents, instruments, certifications and further assurances as its counsel may reasonably require.

          (g) Opinion of Counsel. At the Closing, TradinGear shall deliver to DSI a legal opinion of Mark Gasarch, Esq., counsel to TradinGear, in a form attached hereto as Exhibit B.

                           ARTICLE VII

                        FURTHER ASSURANCES
                    AND CONDITIONS SUBSEQUENT

     Section 7.1 Acts to be Performed by TradinGear. Following the Closing Date, representatives of TradinGear shall cause DSI to:

          (a) accept the resignation of its present registered agent in the States of Delaware and Utah and appoint a successor thereto;

          (b) change the address of its registered office in the State of Delaware;

          (c) change the address of its principal executive offices and to take all actions necessary to qualify to transact business in the jurisdiction thereof and all other jurisdictions in which the nature of business conducted by DSI and DSI Acquisition, Inc. or the character or location of the properties and assets owned or leased by it make such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Public Company;

          (d)  make the appropriate filings with the United States
Securities and Exchange Commission to effectuate each of the foregoing actions and make such other filings as would be appropriate for a reporting company.

          (e) change the name of DSI to TG FIN Holdings, Inc. and apply to the NASDAQ/OTC Bulletin Board to trade the shares of DSI under the name of TG FIN Holdings, Inc. with an appropriate NASDAQ symbol, the first choice of which is TFIN.

     Section 7.2 Further Assurances. After the Closing Date, DSI and DSI Acquisition, Inc. and TradinGear agree to execute, acknowledge and deliver instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications and further assurances as the other may reasonably require in order to perfect the merger transaction contemplated hereby. In addition, each of the parties will cooperate by executing and delivering to the other such additional instruments and documents and take such other actions as may be reasonably requested from time to time by any other party necessary to carry out, evidence and confirm the intended purposes of this Agreement.

                           ARTICLE VIII

                          MISCELLANEOUS

     Section 8.1  Termination.

          (a) Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the Closing Date only as follows:

               (i) by mutual consent of DSI and DSI Acquisition, Inc. and TradinGear;

               (ii) by TradinGear at any time if the representations and warranties of DSI and DSI Acquisition, Inc. prove to be materially incorrect when made or at any time prior to the Closing;

              (iii) by DSI and DSI Acquisition, Inc. if then representations and warranties of TradinGear are found to have been materially incorrect when made or at any time prior to the Closing; or

               (iv) by either DSI and DSI Acquisition, Inc. or TradinGear if the transactions contemplated by this Agreement do not close on or before December 31, 2001 unless extended in writing by mutual agreement of the parties.

          (b) In the event of the termination and abandonment of this Agreement, this Agreement shall become void and have no effect, without any liability on the part of any of the parties or their directors or officers or stockholders.

     Section 8.2 Brokers' and Finder's Fees. Each party represents and warrants to the other that all negotiations relative to this Agreement have been carried on by it directly without the intervention of any person except for Robert H. Jaffe, Esq. of Springfield, New Jersey. In recognition of the broker and finder services rendered by Mr. Jaffe, at the Closing Date 50,000 post reverse split Class A common shares of DSI shall be issued to him and, pursuant to his direction, 50,000 post reverse split Class A common shares of DSI shall be issued to Conkaeli Enterprises, Inc., of Morganville, New Jersey or its designee and 100,000 post reverse split Class A common shares of DSI shall be issued to Kim Hemphill of Spokane, Washington, or his designee. DSI and DSI Acquisition, Inc. agree to indemnify and hold TradinGear harmless against any and all claims, losses, liabilities and expenses which may be asserted against or incurred by TradinGear as a result of DSI's or DSI Acquisition, Inc.'s dealings, arrangements or agreements with any other person beside Mr. Jaffe or Mr. Hemphill.

     Section 8.3 Income, Sales, Transfer and Documentary Taxes; etc. TradinGear shall pay all federal, state and local income taxes, if any, due as a result of the Merger Transaction.

     Section 8.4 Expenses. Each party shall pay its own expenses incidental to the preparation of this Agreement and the consummation of the Merger Transaction and other transactions contemplated by this Agreement.

     Section 8.5 Contents of Agreement; Parties in Interest; etc. This Agreement, including the annexed Disclosure Document, sets forth the entire understanding of the parties with respect to the transactions contemplated by this Agreement. It shall not be amended or modified except by written instrument duly executed by representatives of DSI and DSI Acquisition, Inc. and TradinGear. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

     Section 8.6 Assignment and Binding Effect. This Agreement may not be assigned prior to the Closing by either party without the prior written consent of the other.

     Section 8.7 Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     Section 8.8 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by air courier, delivery charges prepaid, or by registered or certified mail, postage prepaid, or by facsimile transmission, confirmation received, as follows:

If to DSI and DSI Acquisition, Inc., to:

     Quentin R. Casperson, President
     Digitran Systems, Inc.
     c/o 80 Thomas Court
     Logan, Utah 84321
     Fax No. 435-753-3909

     With a required copy to:

     Robert H. Jaffe, Esq.
     Robert H. Jaffe & Associates, P.A.
     8 Mountain Avenue
     Springfield, New Jersey 07081
     Fax No. (973) 467-2246

               and

     If to TradinGear, to:

     Mr. Samuel Gaer
     TradinGear.com, Inc.
     39 Broadway, Suite 740
     New York, New York 10006
     Fax No. (212) 363-4030

     With a required copy to:

     Mark Gasarch, Esq.
     40 West 57th Street
     33rd Floor
     New York, NY 10019
     Fax No. (212) 956-7216

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communications will be deemed to have been given as of the date so delivered, telephoned or mailed.

     Section 8.9 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware.

     Section 8.10 No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto.

     Section 8.11 Section Headings. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 8.12 Schedules and Exhibits. All Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement.

     Section 8.13 Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions.

     Section 8.14 Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

DIGITRAN SYSTEMS, INC.        ATTEST:

L/S_________________________       L/S__________________________
Quentin R. Casperson, President    Scott E. Lybbert, Assistant Secretary


DSI ACQUISITION, INC.              ATTEST:

L/S________________________        L/S__________________________
Quentin R. Casperson, President    Scott E. Lybbert, Assistant Secretary


TRADINGEAR.COM
   INCORPORATED                    ATTEST:


L/S________________________        L/S__________________________
Samuel Gaer, President             Marni Gaer, Secretary

EXHIBIT B
               ADDENDUM DATED DECEMBER 31, 2001 TO
                   AGREEMENT AND PLAN OF MERGER
                   DATED AS OF OCTOBER 31, 2001


     This Addendum, dated as of December 31, 2001, amends the Agreement and Plan of Merger dated as of October 31, 2001 (the "Agreement"), by and between Digitran Systems, Incorporated ("DSI" or "the Public Company") a Delaware corporation, and DSI Acquisition, Inc., a wholly owned newly formed Delaware subsidiary of DSI, hereinafter sometimes referred to as "Acquisition, Inc.", both of whom have an address for mailing purposes c/o Robert H. Jaffe, Esq., Robert H. Jaffe & Associates, P.A., 8 Mountain Avenue, Springfield, NJ 07081 and TradinGear.com Incorporated, a Delaware Corporation ("TradinGear" or "the Surviving Corporation"), having its principal place for the transaction of business at 39 Broadway, Suite 740, New York, New York 10006.

                       W I T N E S S E T H:


     WHEREAS, as of October 22, 2001, shareholders of TradinGear (exclusive of treasury stock) collectively own of record 19,154,309 shares (the "TradinGear Shares") which presently constitute all of the issued and outstanding shares of the common stock of TradinGear; and

     WHEREAS, in the Agreement and Plan of Merger dated as of October 31, 2001, the number of issued and outstanding shares of TradinGear was incorrectly stated to be 18,934,309;

     WHEREAS, the parties where to correct the Agreement and Plan of Merger to conform with the actual number of issued and outstanding shares of TradinGear;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained in this Addendum, the parties agree as follows:

     Where ever in the Agreement and Plan of Merger reference is made to 18,934,309 shares of the common stock of TradinGear, and/or the fact that, upon consummation of the proposed merger, DSI will issue shares of its common stock to DSI Acquisition, Inc. to be distributed to the shareholders of TradinGear, that figure is deemed to be adjusted to state 19, 154,309.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum on the date first above written.

DIGITRAN SYSTEMS, INC.             ATTEST:

L/S____________________________    L/S__________________________
Quentin R. Casperson, President    Scott E. Lybbert, Assistant Secretary



DSI ACQUISITION, INC.              ATTEST:

L/S___________________________     L/S__          _____________________
Quentin R. Casperson, President    Scott E. Lybbert, Assistant Secretary


TRADINGEAR.COM
   INCORPORATED                    ATTEST:


L/S_     ______________________    L/S____________________________
Samuel Gaer, President             Marni Gaer, Secretary

EXHIBIT C
                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 __________
                               FORM 10-KSB/A-1
                 [x] Annual Report Under Section 13 or 15(d) of
               the Securities Exchange Act of 1934 [Fee Required]

                   For the fiscal year ended April 30, 2001

            [ ] Transition Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 [No Fee Required]

                      Commission file Number: 1-11034

                       DIGITRAN SYSTEMS, INCORPORATED
               (Name of small business issuer in its charter)


Delaware                                          72-0861671
(State or other jurisdiction                      I.R.S. Employer
of incorporation or organization)                 Identification Number)


205 West 8800 South
P.O. Box 91
Paradise, Utah                                        84328-0091
(Address of principal executive offices)              (Zip  Code)

Issuer's telephone number: (435) 757-4408

Securities registered under Section 12(b) of the Exchange Act:

                                                Name of each exchange on
 Title of each class                               which registered

Common Stock $.01 Par value                       OTC Bulletin Board
Series 1 Class A 8% Cumulative
 Convertible Preferred Stock                      None

Securities registered under Section 12(g)
of the Exchange Act:                              None

                        (continued on following page)

     Check whether the Issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

      YES  [X]    NO  [  ]


     Check if disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form
10-KSB or any amendment to this Form 10-KSB.       [  ]


     State Issuer's revenues for its most recent fiscal year: 2001 -
$99,646


     State the aggregate market value of the voting stock held by non-affiliates of the Registrant computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days. The aggregate market value of the Registrant's voting stock held by non-affiliates of the Registrant was approximately $-0- at April 30, 2001, computed at the closing quotation for the Registrant's common stock of $0.00 as of April 30, 2001, even though the stock has traded for positive values since that date.

     State the number of shares outstanding of each of the Issuer's classes of common equity as of the latest practicable date: at August 10, 2001 there were 23,347,699 shares of the Registrant's Common Stock and 2,000,000 shares of Class B Common Stock outstanding.

Transitional Small Business Disclosure Format (Check one):Yes[  ]No [X]


Documents Incorporated by reference:      None

                                    PART I

ITEM 1  DESCRIPTION OF BUSINESS

Preface

     As of April 30, 2000 and thereafter, the results of the company's operations have been reported as if they had been discontinued. This is primarily due to the fact that the company entered into an Agreement to sell the rights to market its Crane and Truck Division product lines in November of 1999. Since certain provisions of the Agreement are still not completed, the following description of the business (ITEM I) is also still included in its former, present tense. Had the provisions of the Agreement been completed, most of this section would no longer apply, or would at a minimum, be described in past tense.

History

     Digitran Systems, Incorporated is a holding company, incorporated under the laws of Delaware in 1985, that conducts all of its business operations through Digitran, Inc. Digitran, Inc., a wholly owned subsidiary of Digitran Systems, Incorporated, was formed under the laws of the State of Louisiana in 1979. In 1992 it reincorporated in the State of Utah. As used in "ITEM 1 DESCRIPTION OF BUSINESS" the term "Company" refers to the combined operations of Digitran Systems, Incorporated and Digitran, Inc.

The Company

     The Company primarily develops, manufactures and markets simulator training systems which are used to train personnel in the petroleum, transportation, and construction industries. The Company began marketing its first simulator training systems in 1979 and currently markets a variety of simulator training systems for crane operations, petroleum operations and heavy duty truck driving.

Going Concern Qualification

     The financial statements of the Company have been prepared assuming that the Company will continue as a going concern. For the year ended April 30, 2000 the "going concern" assumption is qualified due to the Company's current financial condition and the Company's inability to achieve and sustain profitable operations in recent years. The company's operations were greatly affected by a shareholder lawsuit which began in 1993 and was fully satisfied in July of 1998.


Existing Simulator Training Systems

     The Company's simulator training systems generally consist of an instructor's console; various student consoles; visual, motion and sound subsystems; cab controls and instrumentation; hardware interface computers and main simulation computers. The entire set of mechanical, electronic and computer subsystems are controlled by the operating system and simulation software. The simulators are designed and manufactured by Digitran engineers to appear, feel and work like the real-world equipment that is being simulated.

     Training simulators offer higher quality, more frequent and more diverse training opportunities than the actual equipment can provide. In a simulator, safety risks during the training period to personnel, equipment, and cargo are eliminated. In addition, the operating costs of a simulator are lower than the costs associated with using actual equipment dedicated to training. Also, the use of the simulator allows for higher volume usage and the ability to simulate conditions which would be too dangerous or are unavailable for actual training.

Crane Operations Simulator Training Systems

     The Company developed simulator training systems to train operators of various types of cranes for use in the maritime and construction industries. These include, but are not limited to, training systems for:

Type of Crane             Where Mounted        Principal Purpose

Gantry-Single Lift        Port Dock            Container Management
Gantry-Twin Lift          Port Dock            Container Management
Gantry-Rubber Tire        Port Dock            Container Management
Pedestal                  Port Dock            Cargo/Supplies Management
Ship Gantry               Ship                 Cargo/Supplies Management
Ship Pedestal             Ship                 Container/Cargo/Supplies
Offshore Lattice          Oil Drilling Rig     Container/Cargo/Supplies
Lattice                   Truck                Bulk Materials Management
Telescopic                Truck                Precision Materials Mgt.
Tower                     Stationary           Heavy Construction Mgt.

     Simulated training addresses the two major concerns regarding the operation of cranes: safety and efficiency. Competitive and cost pressures drive the industry to improve its overall levels of safety, thus reducing the risk of injury and damage. In addition, crane operators need to operate as efficiently as possible. The Company's products have proven to improve both crane operation safety and efficiency.

     Simulator training helps reduce the operator's exposure to liabilities for an accident should it occur. First, by providing a standard by which competencies can be measured and maintained, thus reducing the chance of an accident. Secondly, by providing standardized documentation of the operator's achieved skill level, thus reducing the chance that the operator can be found liable for not providing sufficient training to its employees.

     The Company's crane simulation systems provide customers with simulation equipment that can be tailored to the various specific needs of each customer. The cab enables users to simulate many different kinds of cranes with the same system. The universal cab features interchangeable control panels designed to closely resemble crane controls. Generally, as training needs change, users may add additional training capabilities to their simulator without having to purchase an entirely new cab and motion base. The instructor's console is designed to be easily learned and operated and requires little previous knowledge of computers. The hydraulic motion system is designed to imitate the variety of movements an operator experiences in an actual crane.

     Included within the simulation experience is the capability to modify and complicate a scenario so that it resembles actual working conditions. The Company's crane operations simulator training systems have been designed to give the trainee hands-on experience in picking up and moving cargo loads under varying normal, abnormal and emergency conditions and to develop the hand-eye coordination needed to operate a large crane. Once a trainee has completed a simulation scenario, the computer analyzes his performance and generates a printed summary for review. The Company's simulators are created with the possibility of future upgrades to include additional training applications.

Petroleum Operations Simulator Training Systems

     The market for simulator training systems for the petroleum industry originated in the mid-1970's and grew in response to increased use of advanced technologies in petroleum operations. Because of the high costs and environmental risks of accidents in the petroleum industry, particularly in off-shore locations, there is an increasing need to train production and engineering personnel in order to reduce the risk of accidents caused by operator error. The Company's main petroleum products are briefly summarized below:

TYPE OF SIMULATOR/SOFTWARE              TRAINING AREAS

Drilling and Well Control        Day to day operations and emergencies:
   Full size, portable and            Drilling techniques
     ultra lite versions
   Land or off-shore operations       Blowout Prevention
                                      Cementing
                                      Directional Drilling
                                      Mud analysis's Treatment
                                      Drill Stem Testing, etc.

Production and Workover          Procedures and Theory of Production and
   Full size and portable versions     Workover operations:
   Land and off-shore operations       Forward and reverse circulation
                                       Reservoir flow testing
                                       Bullheading
                                       Lubricate and Bleeding
                                       Formation fracturing
                                       Equipment failures, etc.
Student Training Programs
   Drill Track                         Directional Drilling
   Drill Trainer                       Cost Estimation




Truck Simulation Systems.

     The Company has developed a truck simulator for use in training drivers in varying types of truck use, from mining and over-the-road hauling using single, double, triple and tanker trailers, to localized applications such as those found within ports, terminals and airports. The truck simulator consists of a truck cab, motion base, projection screen and instructor's console similar to those found in the Company's crane simulation systems.

     The truck simulator is equipped with an operator's cab which offers interchangeable left-hand and right-hand driving modes for domestic and international compatibility. The cab is positioned on hydraulic actuators located underneath the simulator cab which provides vibrations present under normal driving conditions, jolts during rough driving conditions, and motion caused by braking, accelerating, turning and skidding.

     In addition, the driver trainee views computer generated, textured images on a wrap-around screen with rear-view insets. The visual system offers the driving students the ability to view such things as oncoming vehicles, road hazards, weather conditions, and details such as highway markers. The truck simulator offers the ability to train drivers in highway, rural, mountain and urban terrain. The system also includes an instructor's console, giving the instructor control over all simulation parameters such as problem situations and environmental conditions, allowing the instructor to view the entire simulation from the console. The system may be installed in a 48-foot long climate-controlled trailer for transportation to various training sites, or in a permanent facility.

     The Company believes that the truck simulator will be useful to the trucking industry in the screening of drivers for aptitude and ability. Thus, as with the crane simulator, the truck operating entities can assess the skill levels of their drivers and can document the level of training that the drivers have received. Through the use of the Company's graphics technology and its expertise developed in its other simulators, the Company may tailor the simulation system to the needs of respective customers. Graphics scenarios, truck cabs and other facets of the simulation experience can be customized to suit each customer's specific requirements.

     The Company has completed and is continuing to work towards the completion of training curriculum for the trucking industry which combines simulation, interactive video technology, and classroom techniques to provide training to the new and the experienced driver.


Sales
     Revenues for the year ended April 30, 2001 were as follows:

            Simulators   %    Support Contracts   %     Total  %

Crane       $    -0-      -   $    -0-            -   $   -0-     -
Petroleum   $   74,185   74   $   25,461         26   $  99,646  100
Vehicle     $    -0-      -   $    -0-            -   $   -0-     -

Total       $   74,185   74%  $   25,461         26   $  99,646  100

     Significant fluctuations in the relative percentages are expected between periods due to the high dollar value and contracts as a one contract difference may have a significant effect on relative percentages.


Marketing

     Since the Company's traditional products require considerable customer education and post sales support, the Company primarily markets its simulators through direct contacts between its own personnel and potential customers. The Company has also engaged independent agents who are generally paid on a commission basis. The Company provides sales literature, videos, a corporate background brochure as well as direct mail campaigns targeted to specific industries. Sales from direct mail require follow-up with telephone contacts, sales calls, product demonstrations and proposal submissions.

Marketing Strategy

     The target markets for the Company's crane products include maritime universities and training centers, major world ports (or minor port "cooperatives"), port authorities and port terminals, insurance risk management centers, unions and industry trade associations, construction contractors and crane manufacturers. In the petroleum industry, the target markets include large oil companies, major drilling contractors, petroleum engineering institutions, colleges, universities and petroleum training centers. The market segment for the truck simulation systems includes companies in the commercial trucking industry, the private trucking industry, professional trucking schools and institutions conducting truck driver training, as well as state and federal agencies, transit authorities, and the union associated with professional truck drivers.

Significant Customers

     During the fiscal years ended April 30, 2001 and 2000, net sales to the following customers accounted for more than 10% of the Company's sales:

                                       2001              2000
      Customer A                      74,185              -0-
      Customer B                      25,461              -0-
      Customer C                       -0-              302,197

The Company's significant customers usually change from year to year.

Competition

     The overall simulator training system market, which includes aviation, military, nuclear power plant and petroleum operations simulators, is dominated by large companies and divisions including Evan's and Sutherland Computer Corporation, Boeing Aerospace Corporation, McDonnel-Douglas Corporation, the Link Division of Singer Corporation, Hughes Aircraft Corporation, Westinghouse Corporation, General Electric Corporation and others. While the Company's simulator training systems do not compete with any of the simulator training systems manufactured by these large companies and divisions, such companies and divisions have the resources and ability necessary to develop simulator training systems in the markets in which the Company is participating. There is no assurance that these large companies and divisions will not develop simulator training systems which will compete with the Company's products.

     The Company believes that Drilling Systems, Ltd. based in the United Kingdom and CS Manufacturing of Albuquerque, New Mexico are its primary competitors in the petroleum operations simulator training systems market. Drilling Systems, Ltd. has been in the business of making petroleum operations simulator training systems since 1988. CS Manufacturing has been in business for approximately 7 years and its predecessor, CS Simtran, Inc. for over 20 years. There is no assurance that additional competitors will not enter the market. Competition within the petroleum industry has become increasingly price competitive resulting in lowered profit margins. See "ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS".

     Competition in the crane operations simulator training systems at present includes Maritime Dynamics of the United Kingdom. Maritime Dynamics has relatively few installations and does not compete well against the Company. Management believes that preemptive marketing efforts taken by the Company to inhibit new sales by this competitor, together with a technologically superior simulation system, should ensure continued success within the crane simulation product line. Jason & Associates, has begun competing against Digitran in the crane simulator field.

     Professional Truck Driving Simulators (a joint venture of FAAC, Inc. and Perceptronics, Inc.) and Doron Precision Systems, Inc. are believed by the Company to be its main competitors in the truck operations training industry. While there are other entities involved in the manufacture and sale of simulators to the trucking industry the Company is not aware of any which utilize the high graphics quality and reality of motion on a price competitive basis with the Company. An additional competitor is ISIM, a relatively new company in this field.

     The Company believes its simulator training systems can compete based on price, quality, technology, service and ease of use, including the ability to incorporate customer specific features and customizations.

Manufacturing and Sources of Supply

     The Company generally will not build a simulator without an order. On occasion, however, it will build one of each kind of significant simulator to use for demonstrations and trade shows. This practice also allows for quicker deliveries of contracted sales.

     The Company designs and specifies the mechanical and electronic components and subassemblies that comprise the simulators. The Company then subcontracts with third party vendors for the manufacture and fabrication of such components and subassemblies. While some simulator components are procured "off-the-shelf", the Company performs all of the assembly, integration, testing and quality control prior to installation of the simulators. The Company also conducts performance and functionality tests after installation to ensure that the training system is operating according to specifications. Normally, payment for the simulation system is subject to acceptance procedures by the customer, before and/or after shipment.

     The Company chooses to procure certain simulator components from single sources. A majority of the components of the simulation systems are available from multiple sources and to date there have been no significant negative effects on the Company arising from the use of a single source for certain components. The Company currently uses a wide variety of semiconductor chips from manufacturers including Intel, Motorola, NEC and others. Most of the peripheral equipment is also procured from other industry manufacturers including Hewlett-Packard, Mitsubishi and Gateway. In addition, the Company utilizes high-end graphics computers and main simulation computers from Silicon Graphics, Inc., Star Technologies and Evans and Sutherland, Inc.
     Since many components used in the simulators are unique to the Company's products, suppliers sometimes require lead times and minimum orders. The Company is careful to manage its projects so as to keep its investment in inventory parts relatively low, yet ample.

Product Warranty and Service

     The Company warrants its simulator training systems to be free of defects in materials and workmanship for a period of 12 months following delivery. During the warranty period, the Company will repair or replace the defective part without charge. At the end of the warranty period, customers can purchase extended maintenance agreements.

     The Company's simulator training systems are equipped with built-in hardware diagnostic abilities which help identify failures, if any. Users of petroleum systems are given a spare parts kit which contains parts and tools to enable them to routinely maintain the simulator. Most of the Company's simulator training systems also are equipped with a modem so that the Company can monitor a system via telecommunications to assist and instruct training personnel in maintenance and service procedures by telephone. The Company also provides "on-site" service and maintenance when required. Warranty costs have been relatively low to date.

Research and Development

     In the past, the Company did not invest in research and development unless a customer had engaged it to develop a project or unless the market demanded certain product enhancements. The Company did not spend as much as it would have liked on research and development during the fiscal year due to economic constraints.

Foreign Sales and Concentration of Credit Risk

     Most of the Company's business activity is with oil companies, port authorities, training institutions and various other entities, often outside the United States. One or several customers can account for a large portion
of the Company's earnings.  See "ITEM 1   DESCRIPTION OF BUSINESS Significant
Customers".   Normally, the Company attempts to secure shipments to points outside the United States through letters of credit or progress payments.  See
Note 1 to the Financial Statements under "Concentration of Credit Risk". In cases for which shipments are made on open account, the Company normally retains title to the equipment by virtue of the terms of its contracts until significant payment has been secured.

     Although the Company has attempted to protect its rights to equipment sold in foreign countries, sales with extended payment terms are subject to additional risks that upon default, the Company may incur additional expenses to collect the receivable or repossess the simulator. In addition, sales to certain countries may require additional documentation and/or licenses. Foreign sales can be subject to additional risks associated with international banking, currencies and other considerations which can affect payment terms and other matters.

Patents, Copyrights and Trademarks

     The Company does not hold any patents which it deems material to its business and has not sought patent protection for the technology it uses in its products. The Company protects the program codes used in its products as trade secrets by utilizing nondisclosure agreements with its employees, customers and others who are permitted access to such codes. The Company has obtained software copyrights on essentially all the software incorporated into the Company's non-transportation products. Copyrights provide only limited protection. The Company has no trademarks.


Employees

     As of April 30, 2001, the Company had no full-time employees and 4 part time employees. As of April 30, 2000 the Company had 3 full-time and 5 part-time employees. In addition, the Company utilizes several sales agents on a commission basis and engages various consultants. The Company is not a party to any collective bargaining agreements.

ITEM 2  DESCRIPTION OF PROPERTY

     As of April 30, 2001 the company had no tangible assets and no real property.


ITEM 3  LEGAL PROCEEDINGS

     In the normal course of business, there may be various other legal actions and proceedings pending which seek damages against the Company. The Company is delinquent in essentially all of its obligations. The potential resolution of these obligations could continue to cause the Company harm. See also Management's Discussion and Analysis.

ITEM 4  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     The last annual meeting of the shareholders of the Company was held on February 29, 1996. The results of this meeting were duly reported in Form 10-KSB as filed for the year ended April 30, 1996. Because the cost of the annual meeting was considered to be prohibitive in view of other cash requirements, the Company elected not to have an annual meeting during this fiscal year.

                                   PART II

ITEM 5 MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
Market Information

     Since trading of the Company's stock was suspended on May 21, 1993, the securities were not listed on a public exchange until April 7, 1998 when the stock (symbol DGTS) was listed on the OTC Bulletin Board.

Market information follows:

                                    2001                       2000

                              High          Low             High    Low

1st  Quarter                  9/64          1/24            5/16   5/32

2nd  Quarter                  1/10          1/32            5/32   7/128

3rd  Quarter                  1/32          1/256           1/8    1/32

4th  Quarter                  1/64          1/256           5/16   9/128


Shareholders

     As of April 30, 2001, the Company had 778 record holders of its Common Stock and 3 record holder of its Class B Common Stock as well as 14 record holders of its Series 1, Class A 8% Cumulative Convertible Preferred Stock (the Preferred Stock) as reflected on the books of the Company's transfer agent.

Dividends

     The Company has not paid any dividends on its Common Stock and the Board of Directors of the Company presently intends to pursue a policy of retaining earnings, if any, for use in the Company's operations and to finance expansion of its business. The declaration and payment of dividends in the future on the Common Stock will be determined by the Board of Directors in light of conditions then existing, including the Company's earnings, financial condition, capital requirements and other factors. In addition, as noted below, the Company is in arrears in the payment of dividends on its Preferred Stock. Dividends are not payable on any other class of stock ranking junior to such Preferred Stock until the full cumulative dividend requirements of the Preferred Stock have been satisfied.

     Holders of Preferred Stock are entitled to receive cumulative dividends at the annual rate of 8% per annum on the stated value of the stock designated at $7.00 per share, payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993 resulting in dividends in arrears of approximately $210,256 as of April 30, 2001 and $224,700 as of April 30, 2000. Dividends on Preferred Stock cannot be paid as long as there exists an Accumulated Deficit. Given the amount of the Accumulated Deficit, it is not likely that Dividends will be allowed for several years. Therefore, the Company has offered, and most shareholders have agreed, to convert the preferred shares into common shares under the belief that the share price of common stock would recover its value and exceed the continued accrual of dividends on Preferred Stock.
     There are not sufficient preferred shares (left unconverted) to trade publicly. The Company will continue to encourage Preferred shareholders to convert their shares into common stock so they might recover their investment more quickly.

ITEM 6 MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The following discussion should be read in conjunction with the Consolidated Financial Statements and notes thereto. See "ITEM 7 FINANCIAL STATEMENTS".

Management's Discussion

     For several years now, the company has been unsuccessful in achieving profitable operations, generating cash from operations or attracting sufficient equity or debt financing to sustain its then current level of operations. Consequently, the company was finally compelled to drastically reduce its work force, sell its assets and settle its debts in any way possible, including conversion of debt into the company's stock.

Plan of Operations

     During the year ended April 30, 2001, the company still had nominal operations and operating capacity, even though its operations are essentially discontinued. Sales agents, living throughout the world, also represent the company. Shareholders support other aspects of the business. However, because the operations are currently as described above, the results of operations are summarized, netted and classified as the results of discontinued operations. The prior year's results have been reclassified also for comparability.
     In November 1999, the company entered into an agreement with another company (a non-competitor who has served the same customer base as Digitran for many years) regarding the company's Crane and Truck simulation divisions. The agreement, in principle calls for the other company to: (1) provide support to the crane and truck division's product lines and customers, (2) to satisfy certain debts of secured creditors and (3) to assist the company in payment of its past due taxes. In return, the other company would be entitled to the benefit from their efforts expended in those divisions, including revenues from maintenance contracts and future simulator sales. To date, the Company has recognized a gain of approximately $91,000 on the sale of these rights. The Company continued to support the petroleum Division and other existing projects.

Management's Future Plans

     At this point, the company's management continues to entertain all viable potential alternatives to provide creditor satisfaction and shareholder value including, but not limited to: mergers, acquisitions, reverse acquisitions, joint ventures, debt-restructures, spin-offs, realization of the company's intangible assets or value, etc. Alternatives will continue to be distinguished and favored based upon how well it provides for the existing creditors and shareholders. Management is actively pursuing future alternatives.

Management's Discussion and Analysis of the Results of Operations 2001 vs. 2000. Results of Operations:

     The company incurred an operating loss of $484,108 due primarily to the accrual of interest on outstanding debt, the accrual of legal fees-presumed to have been incurred as a plaintiff, and salaries. The company continued to scale down its operations. Ms. Trevers was a driving force behind the company. As her health deteriorated, her ability to drive the company was compromised.

     Revenues. Net Sales for 2001 were $99,646 compared to $ 903,742 for 2000 for an 89% decrease. The Crane and Truck divisions accounted for 67% of the revenues for fiscal year 2000 versus 0% in fiscal year 2001. Another company now markets the Crane and Truck division product lines.

ITEM 7  FINANCIAL STATEMENTS

     The Consolidated Financial Statements are filed as part of this Annual Report on Form 10-KSB.

                  DIGITRAN SYSTEMS, INCORPORATED
                         AND SUBSIDIARIES

                CONSOLIDATED FINANCIAL STATEMENTS

                          April 30, 2001

C O N T E N T S



Independent Auditors' Report . . . . . . . . . . . . . . . . .  3

Consolidated Balance Sheet . . . . . . . . . . . . . . . . . .  4

Consolidated Statements of Operations. . . . . . . . . . . . .  5

Consolidated Statements of Shareholders' (Deficit) . . . . . .  6

Consolidated Statements of Cash Flows. . . . . . . . . . . . .  7

Notes to the Consolidated Financial Statements . . . . . . . .  8

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Digitran Systems, Incorporated and Subsidiaries


We have audited the consolidated balance sheet of Digitran Systems, Incorporated and Subsidiaries as of April 30, 2001, and the related consolidated statements of operations, shareholders' deficit, and cash flows for the years ended April 30, 2001 and 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Digitran Systems, Incorporated and Subsidiaries as of April 30, 2001, and the results of their operations and their cash flows for the years ended April 30, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring operating losses, and has an accumulated deficit. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/HJ & Associates

HJ & Associates
Salt Lake City, Utah
July 31, 2001

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
                    Consolidated Balance Sheet

                              ASSETS

                                                           April 30,
                                                              2001
CURRENT ASSETS

     Cash                                                 $       341

          Total Current Assets                                    341

          TOTAL ASSETS                                    $       341

LIABILITIES AND SHAREHOLDERS' (DEFICIT)

CURRENT LIABILITIES

     Accounts payable                                     $   860,348
     Accrued expenses                                       2,008,151
     Current portion of notes payable (Note 3)                688,399

          Total Current Liabilities                         3,556,898

LONG-TERM LIABILITIES (Note 3)                                      -

     Total Liabilities                                      3,556,898

COMMITMENTS AND CONTINGENCIES (Note 10)

SHAREHOLDERS' (DEFICIT)

     Preferred stock, $0.01 par value: 1,000,000 shares
      authorized, 51,500 shares issued and outstanding,
      (entitled to one-tenth vote per share)                      516
     Common stock, $0.01 par value: 25,000,000 shares
      authorized, 23,347,699 shares issued and outstanding
      (entitled to one-tenth vote per share)                  233,477
     Class B common stock, $0.01 par value: 5,000,000 shares
      authorized, 2,000,000 shares issued and outstanding
      (entitled to one vote per share)                         20,000
     Additional paid-in capital                            10,416,438
     Minority interest                                              -
     Accumulated (deficit)                                (14,266,988)

          Total Shareholders' (Deficit)                    (3,556,557)

          TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT)   $       341

The accompanying notes are an integral part of these consolidated financial statements.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
              Consolidated Statements of Operations
                                                   For the Years Ended
                                                         April 30,
                                                   2001           2000
REVENUES                                  $             -      $        -


OPERATING COSTS                                         -               -

OPERATING LOSS                                          -               -

OPERATING LOSS BEFORE LOSS FROM
 DISCONTINUED OPERATIONS                                -               -


 LOSS FROM DISCONTINUED OPERATIONS (Note 11)     (616,044)        (77,267)

NET LOSS                                         (616,044)        (77,267)

 OTHER COMPREHENSIVE INCOME (LOSS)

 Dividends on convertible preferred stock; unpaid (28,840)        (29,994)

  Total Other Comprehensive Income (Loss)     $  (644,884)   $   (107,261)

BASIC (LOSS) PER SHARE

 Continuing operations                        $     (0.00)   $      (0.00)
 Discontinued operations                            (0.03)          (0.00)

  Total (Loss) Per Share                      $     (0.03)   $      (0.00)

WEIGHTED AVERAGE SHARES OF COMMON STOCK        22,500,947      16,361,144

The accompanying notes are an integral part of these consolidated financial statements.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
         Consolidated Statements of Shareholders' Deficit
           For the Years Ended April 30, 2001 and 2000
                                 Preferred Stock         Common Stock
                             Shares        Amount      Shares     Amount
Balance at April 30, 1999       56,575      $  566   14,126,861  $ 141,269

Shares issued for debt               -           -       73,142        731

Shares issued for debt -
  Class B                            -           -            -          -

Shares issued for services           -           -    8,276,471     82,765

Conversion of preferred
 shares                         (2,925)        (29)      10,700        107

Net loss for the year
 ended April 30, 2000                -           -            -          -

Balance at April 30, 2000       53,650         537   22,487,174    224,872

Conversion of preferred
 shares                         (2,150)        (21)      22,659        227

Reversal of Class B
 issuance                            -           -            -          -

Shares issued for services           -           -      392,341      3,923

Shares issued for debt               -           -      445,525      4,455

Net loss for the year ended
 April 30, 2001                      -           -            -          -

Balance, April 30, 2001         51,500     $   516   23,347,699  $ 233,477

CONTINUED

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
         Consolidated Statements of Shareholders' Deficit
           For the Years Ended April 30, 2001 and 2000
                                   Class B          Capital in
                                Common Stock        Excess of   Accumulated
                              Shares    Amount      Par Value      Deficit
Balance at April 30, 1999   2,000,000    $ 20,000   $ 9,315,986  $(13,533,677)

Shares issued for debt              -           -       673,131             -

Shares issued for debt -
  Class B                     600,000       6,000        54,000             -

Shares issued for services          -           -       337,644             -

Conversion of preferred
 shares                             -           -           (78)            -

Net loss for the year
 ended April 30, 2000               -           -             -       (77,267)

Balance at April 30, 2000   2,600,000      26,000    10,380,683   (13,610,944)

Conversion of preferred
 shares                             -           -          (206)            -

Reversal of Class B
 issuance                    (600,000)     (6,000)      (54,000)            -

Shares issued for services           -           -       35,311             -

Shares issued for debt               -           -       54,650             -

Net loss for the year ended
 April 30, 2001                      -           -            -      (616,044)

Balance, April 30, 2001      2,000,000  $   20,000  $10,416,438  $(14,226,988)

The accompanying notes are an integral part of these consolidated financial statements.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
              Consolidated Statements of Cash Flows
                                                   For the Years Ended
                                                          April 30,
                                                  2001            2000
CASH FLOWS FROM OPERATING ACTIVITIES

 Net loss                                    $  (616,044)   $    (77,267)
 Adjustments to reconcile net loss to net
 cash used in operating activities:
  Depreciation and amortization                        -          62,802
 Gain on reversal of stock                       (60,000)       (504,238)
  Issuance of common stock for services           39,234         420,409
 Changes in operating assets and liabilities:
  Decrease in accounts receivable                 74,770         173,848
  Decrease in inventory                                -          68,486
  Increase in accounts payable and other current
    liabilities                                  532,382         178,282

   Net Cash Used In Operating Activities         (29,658)        322,322

CASH FLOWS FROM INVESTING ACTIVITIES

 Proceeds from sale of equipment                       -          94,600

   Net Cash Provided In Investing Activities           -          94,600

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from notes payable                           -         245,000

 Payments on notes payable                        (6,000)       (632,466)

   Net Cash Used by Financing Activities          (6,000)       (387,466)

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                     (35,658)         29,456

CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                          35,999           6,543

CASH AND CASH EQUIVALENTS AT END OF YEAR      $      341     $    35,999

The accompanying notes are an integral part of these consolidated financial statements.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000

NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

        History and Business Activity

        Digitran Systems, Incorporated (the Company) was formed under the laws of the State of Delaware in March 1985 as Mark, Inc. The Company began business operations in September 1985 when it acquired all the outstanding shares of Digitran, Inc., and the Company changed its name to Digitran Systems, Incorporated. In 1992, Digitran, Inc. introduced a digital petroleum well pressure control simulator training system. In addition, Digitran, Inc. has developed crane training simulation systems for the construction and maritime crane industries and a truck driving training simulation system. In 1999, the Company started Digital Simulation Systems, Inc., a 95%-owned subsidiary. During the year, the Company disposed of all of its fixed assets and operations except for its petroleum services operations. Essentially, the Company discontinued its operations.

        Going Concern

        The Company has suffered recurring losses from operations and has a shareholders' deficit of approximately $3,400,000 as of April 30, 2001. The Company plans are to merge with an existing operating company. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

        The Company continues to rely on the sale and exchange of its securities to fund its operations.

        Principles of Consolidation

        The accompanying consolidated financial statements include Digitran Systems, Incorporated, and its wholly-owned subsidiaries, Digitran, Inc. and Digital Simulation Systems, Inc. All material intercompany transactions have been eliminated.

        Cash Equivalents

        For purposes of the statement of cash flows, cash includes all cash investment with original maturities to the Company of three months or less.

        Revenue Recognition

        The Company recognizes revenue on the manufacture and sale of computer driven simulation equipment. The sales can be from existing inventory of the Company, wherein the revenue is recognized once the amount and collectibility are reasonably assured. Sales may also be generated through contractual agreements between the company and their customers which require the Company to manufacture the product and/or customize some of the software applications for specific training scenarios. Where the Company is required to develop and manufacture a simulator, the Company contracts with other entities to complete the project. As of April 30, 2001 and 2000, there were no significant contracts in progress.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Revenue Recognition (Continued)

        For most contracts, the revenue recognized at the statement date is the proportion of total revenue equal to the percentage of the labor hours incurred to date on that contract compared to anticipated final total labor hours to be incurred in completing the contract, based on current estimates of labor hours required to complete the contract.

        Contract costs include all direct labor and benefits, material unique to or installed in the project, and indirect costs allocation, including employee benefits and equipment expense.

        As contracts extend over one or more years, revisions in cost and earning estimates during the course of the work are reflected in the accounting period in which the estimates are adjusted. At the time a loss on a contract becomes known, the entire amounts of the estimated ultimate loss is recognized in the financial statements.

        In October 1999, the Company entered into an agreement to sell software rights. Revenue from this transaction has been delayed and recognized as cash is received from the purchasing company due to the low reliability of collections. As specified by SAB 101, revenue is not to be recognized until both earned and realized or realizable. During the year ended April 30, 2001, the Company recognized approximately $91,000 in revenue associated with the software sale which is equal to the amount collected from the purchaser.

        Basic Loss Per Share

        Basic loss per common share is based on net loss after preferred stock dividend requirements and the weighted average number of common shares outstanding, including Class B common stock, during each year after giving effect to stock options considered to be dilutive common stock equivalents, determined using the treasury stock method. Fully diluted net loss per common share is not materially different from primary net loss per common share.

        Concentration of Credit Risk

        The Company has cash in bank and short-term investments which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and short-term investments.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 1 - SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Advertising

        The Company follows the policy of charging the costs of advertising to expense as incurred.

NOTE 2 - RELATED PARTY TRANSACTIONS

        At April 30, 2000, the Company included approximately $74,000 of advances and commissions payable to a shareholder/officer which was eliminated during the current year.

NOTE 3 - NOTES PAYABLE

        Notes payable at April 30, 2001 are comprised of the following:

        Notes payable to stockholder, officers or directors (related parties) with interest at rates ranging from 12% to 60%,
         due on demand, unsecured or secured by receivables,
         or equipment.                                          $   389,135

        Note payable to investors with interest at a rate from
         12% to 24% due on demand.                                  299,264

                    Total Notes Payable                             688,399

        Less current portion                                       (688,399)

        Long-term debt                                          $         -

        Future maturities of notes payable are as follows:

        Year Ending                                          Amount

          2001                                       $            688,399
          2002                                                     -
          2003                                                     -
          2004                                                     -
        Thereafter                                                 -

                                                     $            688,399

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 4 -  CAPITAL STOCK

        The Company's capital stock consists of common stock, Class B common stock and preferred stock. The common stock provides for a noncumulative $0.05 per share annual dividend and a $0.01 per share liquidation preference over Class B common. In addition, the Company must pay the holders of the common stock a dividend per share at least equal to any dividend paid to the holders of Class B common. Holders of the common stock are entitled to one-tenth of a vote for each share held.

        Class B common may not receive a dividend until an annual dividend of at least $0.05 is paid on the common stock. Holders of Class B common have preemptive rights with respect to the Class B common stock and may convert each share of Class B common into one share of the common stock at any time. Holders of Class B common are entitled to one vote per share held.

        The Series 1 Class A 8% Cumulative Convertible Preferred Stock has a par value of $0.01 per share. As of April 30, 2001, there were 51,500 shares outstanding. Holders of preferred shares are entitled to cumulative dividends of 8% per annum on the stated value of the stock, designated at $7 per share. Dividends are payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993, resulting in dividends in arrears for 2001 and 2000 of approximately $239,096 and $210,256, respectively, or $4.64 and $3.92 per share, respectively. Dividends are not payable on any other class of stock ranking junior to the preferred stock until the full cumulative dividend requirements of the preferred stock have been satisfied. The preferred stock carries a liquidation preference equal to its stated value plus any unpaid dividends. Convertibility of any preferred stock issued may be exercised at the option of the holder thereof at three shares of common stock for each preferred share converted. Holders of the preferred stock are entitled to one-tenth of a vote for each share of preferred stock held. The Company may, at its option, redeem at any time all shares of the preferred stock or some of them upon notice to each preferred stockholder at a per share price equal to the stated value ($7.00) plus all accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption, subject to certain other provisions and requirements.

NOTE 5 -  INCOME TAXES

        The income tax benefit differs from the amount computed at federal statutory rates as follows:

                                               For the Years Ended
                                                     April 30,
                                                 2001        2000

        Income tax benefit at statutory rate     $    234,097   $ 26,000
        Change in valuation allowance                (234,097)   (26,000)

                                                 $          -   $      -

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 5 -  INCOME TAXES (Continued)

        Deferred tax assets (liabilities) at April 30, 2001 are comprised of the following:

        Net operating loss carryforward                        $ 5,044,342
        Depreciation                                                -
        Accrued commission                                          -

        Valuation allowance                                     (5,044,342)

                                                               $    -

        At April 30, 2001, the Company has a net operating loss carryforward available to offset future taxable income of approximately $14,200,000, which will begin to expire in 2008. If substantial changes in the Company's ownership should occur, there would also be an annual limitation of the amount of NOL carryforwards which could be utilized. No tax benefit had been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. The tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 6 -  SUPPLEMENTAL CASH FLOW INFORMATION

        Non-Cash Financing Activities

                                                For the Years Ended
                                                      April 30,
                                                 2001         2000

          Issuance of stock for services         $      39,234  $  420,409
          Common stock issued for payment of debt       59,105     733,862

                  Total                          $      98,339  $1,154,271

        During the year ended April 30, 2001, the Company converted 2,150 shares of preferred stock to 22,659 shares of common stock in accordance with the preferred stock conversion feature.
                                                 For the Years Ended
                                                       April 30,
                                                 2001         2000

          Interest paid                           $     734  $   94,217

          Income taxes paid                       $       -  $        -

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 7 -  MAJOR CUSTOMERS AND EXPORT SALES

        Sales to major customers which exceeded 10% of net sales are as follows:

                                               For the Years Ended
                                                       April 30,
                                                 2001         2000

          Company A                      $             74,185  $        -
          Company B                                    25,461  $        -
          Company C                                    -       $  302,197

        Export sales to unaffiliated customers were as follows:

                                                For the Years Ended
                                                       April 30,
        Region                                   2001           2000

        North America (excluding the U.S.)         $     -      $  357,000
        Asia                                           25,461      133,000
        Middle East                                    74,185       -

                                         $             99,646  $   490,000

NOTE 8 -  STOCK OPTIONS AND WARRANTS

        Information regarding the Company's stock options and warrants are summarized below:

                                                 Number of
                                                Options and     Option Price
                                                Warrants         Per Share

        Outstanding at April 30, 2000               1,390,962  $ 0.25 - 1.08
        Granted                                        -                   -
        Exercised                                      -                   -
        Expired or canceled                          (165,157)          1.00

        Outstanding at April 30, 2001               1,225,805  $ 0.25 - 1.08

        Options and warrants exercisable at April 30, 2001 and 2000 are 1,225,805 and 1,390,962, respectively.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 9 -  SHAREHOLDER LITIGATION

        The Company was a Defendant in a class action lawsuit filed by certain stockholders of the Company alleging that the company published or released false or misleading information relating to the recognition of revenue on certain contracts and improperly capitalizing certain simulator development costs. Following a trial, which commenced on September 30, 1996, the Company was found to be twenty-five (25%) percent liable to the Class Members in the lawsuit. In addition, the Company's subsidiary, Digitran, Inc., was also found liable for twenty-five (25%) percent of the damages, and the Company's former President, Donald G. Gallent, was found to be fifty (50%) percent liable. A Judgment was rendered at that time in the amount of $13,000,000. This judgment was rendered in total against all three defendants, without attribution of pro rata fault. The Company reached a court approved Settlement Agreement with Class Counsel as of July 15, 1997. The Settlement Agreement called for Digitran (the Company) to pay the sum of $600,000 within forty-five days of the date of the preliminary district court approval by the United States District Court for the District of Utah, and two additional payments of $200,000 each. The Company has paid the payments within the due date called for in the settlement agreement. All other parties to the action have dismissed their claims and there will be no appeal by any party to the Company's knowledge at this time.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

        In the normal course of business, there may be various other legal actions and proceedings pending which seek damages against the Company. Management believes that the amount, if any, that may result from these claims, will not have a material adverse affect on the financial statements.

        The Company has not filed any federal quarterly payroll withholding reports to the IRS since March of 1998. The Company has accrued the tax withholding liability for these reports and has estimated and accrued related penalties and interest. These accrued and accumulated payroll tax amounts will be a continuing liability of the corporation until fully paid. Management indicates it intends to pursue a workable payment schedule with the appropriate taxing authorities until fully current. Consequently, it is uncertain what, if any, action the IRS may pursue regarding the collection of these taxes.

         DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARIES
          Notes to the Consolidated Financial Statements
                     April 30, 2001 and 2000


NOTE 11 - DISCONTINUED OPERATIONS

        The following is a summary of the loss from discontinued operations resulting from the elimination of the operations. The financial statements have been retroactively restated to reflect this event. No tax benefit has been attributed to the discontinued operations.

                                                          For the
                                                         Year Ended
                                                          April 30,
                                                   2001               2000

NET SALES                                           $   99,646 $   903,742

COST OF SALES                                           87,923     483,459

GROSS PROFIT                                            11,723     420,283

EXPENSES

 Selling, general and administrative expenses           588,848    679,451
 Depreciation and amortization                          -           62,802

  Total Expenses                                        588,848    742,253

LOSS FROM OPERATIONS                                   (577,125)  (321,970)

OTHER INCOME (EXPENSE)

 Interest expense                                      (130,586)  (259,535)
 Gain on disposal of assets                              91,667    504,238

  Total Other Income (Expense)                          (38,919)   244,703

LOSS BEFORE INCOME TAXES                               (616,044)   (77,267)

INCOME TAX BENEFIT                                      -           -

NET LOSS                                             $ (616,044)  $(77,267)

    ITEM 8 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

    None


                             PART III

    ITEM 9  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL  PERSONS

         The names, ages and positions of the directors and executive officers of the Company are as follows:

    NAME                        AGE           POSITION

    Aaron Etra                 60             Chairman, Director

    Gary Blum                  60             Director

    Quentin Casperson          52             President

    Scott Lybbert              43             Corporate Secretary

         Directors are elected at the Annual Meeting of Shareholders and serve until their successors have been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors and serve until their successors have been elected and qualified. All persons hold the same position with Digitran, Inc. and Digitran Systems, Incorporated. Digitran, Inc. is the operating subsidiary of Digitran Systems, Incorporated.

         Loretta P. Trevers was one of the original founders of the Company in 1979. She served as President and CEO from March of 1994 and as Chairman of the Board since 1985. She had been a trustee for the Utah Information Technology Association since 1990. Ms. Trevers passed away in April, 2001.

         Aaron Etra has been the President of Investors & Developers Associates, Inc., a developer of commercial, residential and industrial property in the U.S., since 1981 as well as President of Henceforth Hibernia Inc., a biotechnology and consumer products and research and development company since 1998. Mr. Etra has been an Attorney and a counselor at law since 1966 specializing in commercial, corporate, tax and personal law. His professional education includes a J.D. in Law at Columbia University in 1965, L.L.M. in Law at New York University in 1966, a B.A. in Political Science and Economics at Yale University in 1962 and he attended the Hague Academy of International Law during the summers of 1964-65. Mr. Etra received no compensation for the year ended April 30, 2001.

         Gary Blum was appointed director of the Company in October 1994. Mr. Blum is the principal of the Law offices of Gary Blum, Los Angeles, California, which he founded in June 1988. Mr. Blum currently serves as a director of PCC Group, Inc., a publicly held company specializing in the manufacturing and distribution of personal computers and equipment and training devices. Mr. Blum received an MBA and JD from the University of Southern California in 1978. Mr. Blum received no compensation for the year ended April 30, 2001.

          Quentin Casperson and Scott Lybbert are Shareholders who are assisting the company primarily to protect their investment. They were acting upon the request of Ms. Loretta Trevers, and continue to act at the request of the Board of Directors.

    Compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended.

    ITEM 10  EXECUTIVE COMPENSATION

         The following table sets forth certain specified information Concerning the compensation of the Chief Executive Officer of the Company and any executive officer whose total annual salary and bonus exceeded $100,000 (the Named Executive Officers).

        None


         At the beginning of the year, the Company owed Loretta Trevers $74,000. This debt was increased by advances to the Company and expenses owed to Ms. Trevers, reduced by payments made to her. The net obligation to the company was converted and charged to her as salary expense at the end of the year. Consequently, as of April 30, 2001, no amounts were owed, to or from, Ms. Trevers by the Company.

    Other Items

         There were no exercises of stock options (or tandem stock Appreciation rights) and freestanding appreciation rights (or unexercised options or stock appreciation rights) made during the fiscal year ended April 30, 2000 by any Named Executive Officer. The following table represents outstanding options by officers of the Company:

    Options and Stock Issuances

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

    (a)           (b)              (c)             (d)         (e)
                                                Number of     Value of
                                               Unexercised  Unexercised
                                               Options/SARs Options/SARs
                                               at FY-End (#)at FY-End ($)
            Shares Acquired                   Exercisable/  Exercisable/
 Name       on Exercise (#) Value Realized($)Unexercisable  Unexercisable


    Aaron Etra
    (Chairman, Director)
       2001    -0-               -0-                   0/0     $0/0
       2000    -0-               -0-                   0/0     $0/0

    Gary Blum
    (Director)
       2001    -0-               -0-                   0/0     $0/0
       2000    -0-               -0-                   0/0     $0/0

    Quentin Casperson
    (President)
       2001    -0-               -0-                   0/0     $0/0
       2000    -0-               -0-                   0/0     $0/0

     Scott Lybbert
     (Corporate Secretary)
       2001    -0-               -0-             150,000/0     $0/0
       2000    -0-               -0-             150,000/0     $0/0



    Director Compensation

         At the discretion of the Chairman of the Board, an option exercisable for a period of five years to acquire 10,000 shares of Common Stock at a price based on market value on the first trading day in January of the year could be granted to each currently serving Director. No options were granted during the fiscal years ended April 30, 2001 or 2000.

         The Company's Bylaws as well as Delaware and Utah corporate statutes provide for indemnification of and advances of expenses (including legal fees) under certain circumstances for officers and directors who are a party to or threaten to be made a party to any proceeding by reason of the fact that they are a director, officer or employee of the Company, against expenses and amounts paid in settlement of such actions.

    ITEM 11 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of August 10, 2001 the number of shares of Common Stock, Series 1 Class A 8% Cumulative Convertible Preferred Stock (the "Preferred Stock") and Class B Common Stock beneficially owned by each person known to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock, Preferred Stock and Class B Common Stock, by each director and each officer of the Company and by all officers and directors as a group. Unless otherwise indicated, all persons
have sole voting and     investment power over such shares, subject to
community property laws.



    Name and                Number                            Number
    Address of            of shares       Percent of     of outstanding
    Beneficial          of outstanding   outstanding   shares of Class B
    Owner\Identity         Common         Common             Common
    of Group                Stock          Stock             Stock

    Loretta P. Trevers
    205 W. 8800 South
    Paradise, UT 84328       2,205,973      9.45%         1,800,000

    Loretta P. Trevers
    Trevers Trust/Trust Accounts
    205 W. 8800 South
    Paradise, UT 84328       1,869,000      8.01%           200,000

    Robert H. Jaffe
    8 Mountain Avenue
    Springfield, NJ          1,573,050      6.74%                 0

    Clayton Paul Hilliard
    P.O. Box 52745
    Lafayette, LA 70505      1,301,904      5.58%                 0

    Scott Lybbert*
    2666 Oakwood Drive
    Bountiful, UT 84010      1,000,123      4.28%                 0

    Gary Blum*
    3278 Wilshire Blvd, #603
    Los Angeles, CA  90010     535,480      2.29%                 0

    Quentin Casperson*
    205 W. 8800 South
    Paradise, UT 84328         506,000      2.17%                 0

    Aaron Etra*
    1350 Avenue/Americas
    29th Floor
    New York, NY 10021         427,100      1.83%                 0

    All executive officers
    and directors as a
    group (4 persons)        2,468,703     10.57%                 0


    Name and          Percent of        Number and
    Address of        Outstanding       Percent of
    Beneficial         Shares of        Outstanding        Percent of
    Owner\Identity    Class B and       Shares of         Total Voting
    of Group         Common stock       Preferred stock      Power

    Loretta P. Trevers
    205 W. 8800 South
    Paradise, UT 84328       90%            0                 46.61%

    Loretta P. Trevers
    Trevers Trust/Trust Accounts
    205 W. 8800 South
    Paradise, UT 84328       10%            0                  8.93%

    Robert H. Jaffe
    8 Mountain Avenue
    Springfield, NJ            0            0                  3.63%

    Clayton Paul Hilliard
    P.O. Box 52745
    Lafayette, LA 70505        0            0                  3.00%

    Scott Lybbert*
    2666 Oakwood Drive
    Bountiful, UT 84010        0            0                  2.31%

    Gary Blum*
    3278 Wilshire Blvd, #603
    Los Angeles, CA  90010     0            0                  1.24%

    Quentin Casperson*
    205 W. 8800 South
    Paradise, UT 84328         0            0                  1.17%

    Aaron Etra*
    1350 Avenue/Americas
    29th Floor
    New York, NY 10021         0            0                   .99%

    All executive officers
    and directors as a
    group (4 persons)          0            0                  5.71%



          *Indicates current officer or director of the Company.


    ITEM 12  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than payment of employee and third party obligations of the Company by Loretta Trevers and as duly reported under ITEM 10, Expenses, there is nothing to report in this category.


    ITEM 13  EXHIBITS AND REPORTS ON FORM 8-K

    (A)      Exhibits:

    Regulation S-B
    Exhibit Number

    CONSENT OF INDEPENDENT AUDITORS'

    Board of Directors
    Digitran Systems, Incorporated.
    Paradise, Utah


    We hereby consent to the use of our audit report dated July 31, 2001 in this Form 10KSB of Digitran Systems, Inc. for the year ended April 30,2001, which is part of this Form 10KSB and all references to our firm included in this Form 10KSB.



    HJ & Associates
    Salt Lake City, Utah
    July 31, 2001

    Signatures




    /s/ Aaron Etra                 Chairman of the Board, Director
    -------------------------
    Aaron Etra                     September 7, 2001


    /s/ Gary Blum                  Director
    -------------------------
    Gary Blum                      September 7, 2001


    /s/ Quentin Casperson          President
    -------------------------
    Quentin Casperson              September 7, 2001


    /s/ Scott Lybbert              Corporate Secretary
    -------------------------
    Scott Lybbert                  September 7, 2001

EXHIBIT D
            DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY


                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                            __________________

                                FORM 10-QSB
                            __________________

    [X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarter ended January 31, 2002

                                    OR

    [ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    For the Transition Period from                    to
    Commission File Number 1-11034


                      DIGITRAN SYSTEMS, INCORPORATED
          (Exact name of registrant as specified in its charter)

                   Delaware                        72-086167

         (State or other jurisdiction of         (IRS) employer
         Incorporation or organization)          identification No.)

    205 West 8800 South, P.O. Box 91, Paradise, UT 84328-0091
       (Address of principal executive offices and zip code)

                             (435) 757-4408
              (Registrant's telephone number, including area code)
                             Not applicable

         (Former name, address, and fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

    Yes    X         No

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

         Class                              Outstanding at January 31, 2002
    Common stock, $.01 par value                      24,347,699
    Class B Common stock, $.01 par value               2,000,000

    Transitional Small Business Disclosure Format (Check one)

    Yes         No   X

              DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY



                             TABLE OF CONTENTS

                                                                  PAGE
    PART I.  FINANCIAL INFORMATION

         Item 1.  Financial Statements

              Unaudited Condensed Consolidated Balance Sheet
                  as of January 31, 2002                              3

              Unaudited Condensed Consolidated Statements of
                  Operations, for the nine month periods ended
                  January 31, 2002 and 2001                           4

              Unaudited Condensed Consolidated Statements of Cash
                  flows, for the nine month periods ended January 31,
                  2002 and 2001                                       5

              Notes to Unaudited Condensed Consolidated Interim
                  Financial Statements                                6

         Item 2.  Management's Discussion and Analysis of Financial
                  Condition or Plan of Operation                      9


    PART II. OTHER INFORMATION                                       18

    SIGNATURES                                                       20

    PART I  FINANCIAL INFORMATION


    ITEM 1         FINANCIAL STATEMENTS

              DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY
                   CONDENSED CONSOLIDATED BALANCE SHEET
                                (Unaudited)
                             January 31, 2002

                                  ASSETS


    CURRENT ASSETS

         Cash and cash equivalents                              $       341
    Total Current Assets                                                341

         Total assets                                           $       341

                   LIABILITIES AND STOCK HOLDERS EQUITY

    CURRENT LIABILITIES
         Accounts Payable and Accrued Expenses                   $2,682,435
         Short Term Notes Payable                                   551,899

                     Total Current Liabilities                    3,234,334


    Shareholder's Deficit
         Preferred Stock                                         $      516
         Common Stock                                               243,477
         Class B Common Stock                                        20,000
         Additional Paid-in Capital                              10,416,438
         Retained Earnings (Deficit)                            (13,914,424)
         Total Shareholder's Deficit                             (3,233,993)

    Total Liabilities & Shareholder's Deficit                    $      341

    The accompanying notes are an integral part of these financial statements.

           DIGITRAN SYSTEMS, INCORPORATED and Subsidiary
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Unaudited)
                                    Three Months Ended     Nine Months Ended
                                      January 31,              January 31,
                                    2002          2001      2002        2001
    REVENUES                     $        -      $      -   $     -   $      -

    COST OF GOODS SOLD                    -             -         -          -

    GROSS PROFIT                 $        -      $      -   $     -   $      -


    EXPENSES

     Depreciation and
     Amortization                $        -      $      -   $     -   $      -
     Selling, general and
     administrative expenses              -             -         -          -

    OPERATING INCOME (LOSS)      $        -      $      -   $     -   $      -

    OTHER INCOME  (EXPENSE)
     Interest                    $        -      $      -   $     -   $      -
     Gain sale of divisions               -             -         -          -

    INCOME (LOSS) FROM
    DISCONTINUED OPERATIONS
    (Note 3)                     $    510,000    $(62,000) $302,064 $(340,471)

    NET INCOME (LOSS)            $    510,000    $(62,000) $302,064 $(340,471)

    BASIC LOSS
    PER SHARE
     Continuing Operations                -             -         -          -
    Discontinued Operations      $       0.02   $   (0.00)$    0.01 $   (0.02)

    Total Loss per share         $       0.02   $    (0.00)$    0.01 $  (0.02)

    Weighted Average number
    of shares                      24,247,699 22,750,000 23,774,937 22,750,000

    The accompanying notes are an integral part of these consolidated financial statements.

               DIGITRAN SYSTEMS, INCORPORATED and Subsidiary
               CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Unaudited)
                                                  Nine Months Ended
                                                     January 31,
                                                  2002        2001
    Cash Flows From Operating Activities

    Net(Loss) or Income                          $ 302,064     $(340,471)

    Adjustments to reconcile net loss to net cash provided by (used in) operating activities:

    Gain on sale of Divisions                     (377,564)             -
    Issuance of common stock for services           10,000
    (Increase) Decrease in:
     Accounts receivable                               -           70,770
     Inventory                                         -                -
    Increase (Decrease) in:
     Accounts Payable and other current
     liabilities                                    65,500        105,902

    Net Cash (Used in) provided by
    Operating Activities                                (0)      (163,799)

    Cash Flows Used in Investing Activities

    Purchase of Property, plant & equipment            -                -

    Net Cash used in Investing
    Activities                                         -                -

    Cash Flows from Financing Activities

     Proceeds from short term borrowing                -          119,850
     Payments on short term borrowing                  -          (12,500)
     Payments on long term borrowing                   -                -
     Proceeds from stock-conversion of debt            -                -
     Proceeds from sale of buildings                   -                -
     Issuance of Common Stock                          -           21,450

    Net Cash Provided by Financing
    Activities                                         -          128,800

    Net Increase (Decrease) in Cash                    -          (34,999)

    Cash at Beginning of Period                        341         35,999

    Cash at End of Period                        $     341      $   1,000

     The accompanying Notes are an integral part of these consolidated financial statements.

                DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY

NOTE 1   CONDENSED FINANCIAL STATEMENTS

     The accompanying financial statements have been prepared by the Company without audit. They include information of Digitran Systems, Incorporated and its subsidiary, Digitran, Inc. In the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position at January 31, 2002 and the results of operations and cash flows for the nine month periods ended January 31, 2002 and 2001 have been made.
     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's April 30, 2001 audited financial statements. The results of operation for the periods ended January 31, 2002 and 2001 are not necessarily indicative of the operating results for the respective full years.
     The simulator products marketed by the Company sell at a very high price in comparison to the total annual sales of the Company. This relationship leads to individual sales having a disproportionately large effect on total sales. Therefore, sales within a quarter can lead to highly volatile results of operations for individual quarters. The results for individual quarters may not be indicative of annual results. All quarterly information should be considered in light of the last fiscal year and the current year to date operations of the Company. Furthermore, due to the fixed nature of certain cost of revenues, the gross margins on relatively low revenue volumes will be lower than otherwise expected. All operating results have been shown as discontinued.

NOTE 2   COMMITMENTS AND CONTINGENCIES
     In the normal course of business, there may be various and sundry legal actions and proceedings pending which seek damages against the Company. The Company is behind in all its obligations and has discontinued operations. It is possible that additional legal action could be brought against the Company.
     For the nine months ended January 31, 2002, the Company accrued interest expense of $97,500 and approximately $130,000 in Selling, General and Administrative expenses primarily for legal expenses incurred in settling a case in which the Company was the plaintiff. The case was dropped when Ms. Trevers passed away. The case was withdrawn before trial, with no reportable incident. In a non-cash transaction, certain accrued liabilities (including those listed above), interest expense, notes payable and SG&A were reversed by $510,000 resulting in a net gain from the sale of the divisions of $377,564. Note that this gain had been deferred since November 1999 and was recognized in this quarter because the company and the buyer signed mutual waivers. See also Plan of Operations under Item 2: Management's Discussion and Analysis.

  Going Concern
     The accompanying financial statements have been presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred recurring operating losses, has a deficit in working capital, has an accumulated earnings deficit, and has discontinued certain operations. See further discussion below in Management's discussion and analysis and in Item 6: Exhibits and reports on Form 8-K.
     On April 27, 2001 the former Chairman, President, CEO and co-founder of the Company, Ms. Loretta Trevers passed away due to illness. We express our sincere appreciation to her for her seemingly endless attempts to keep the Company alive. Before she passed, she was actively involved with the Board and management in the evaluation of various alternatives for the Company, including the proposed transaction described below, herein.

NOTE 3   RESULTS FROM DISCONTINUED OPERATIONS

The following is a summary of the loss from discontinued operations resulting from the elimination of the operations. Where necessary, the financial statements have been retroactively restated to reflect this event. No tax benefit has been attributed to the discontinued operations.

           DIGITRAN SYSTEMS, INCORPORATED and Subsidiary
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                           (Unaudited)
                                    Three Months Ended      Nine Months Ended
                                      January 31,              January 31,
                                    2002          2001      2002        2001
REVENUES                     $        -    $        -  $      -   $   9,000

COST OF GOODS SOLD                    -             -         -      58,866

GROSS PROFIT                 $        -    $        -  $      -   $ (49,866)

EXPENSES

   Depreciation and
   Amortization              $        -    $        -  $      -   $       -
   Selling, general and
   administrative expenses     (131,936)       30,000     10,000    192,700

OPERATING INCOME (LOSS)      $  131,936    $  (30,000) $ (10,000) $(242,566)

OTHER INCOME  (EXPENSE)
 Interest                    $      500    $  (32,000) $ (65,000) $ (97,905)
 Gain on sale of Divisions      377,564             -    377,564          -

INCOME (LOSS) BEFORE
INCOME TAXES                 $  510,000    $  (62,000) $ 302,064  $(340,471)

INCOME TAXES, Net of Tax              -             -          -          -
              NOL

NET INCOME (LOSS)            $  510,000    $  (62,000) $ 302,064  $(340,471)

LESS CURRENT UNPAID DIVIDENDS
ON PREFERRED STOCK                                       (14,420)   (15,046)

NET LOSS                     $  510,000    $  (62,000) $ 287,144 $(353,517)

                     DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY

NOTE 4   CONCENTRATIONS OF CREDIT RISK

     Most of the Company's remaining business activity is with oil companies, training institutions and various other related entities, often outside the United States. Normally, the Company attempts to secure shipments outside the United States through letters of credit and/or progress payments. In cases for which shipments are made on open accounts, the Company retains title or ownership claims to the equipment shipped by terms of its contracts or agreements until significant payment has been secured.


NOTE 5   CAPITAL STOCK

     The Company's capital stock consists of common stock, Class B common stock and preferred stock. The common stock provides for a non-cumulative $0.05 per share annual dividend and a $0.01 per share liquidation preference over Class B common. In addition, the Company must pay the holders of the common stock a dividend per share at least equal to any dividend paid to the holders of Class B common. Holders of the common stock are entitled to one-tenth of a vote for each share held. Class B common may not receive a dividend until an annual dividend of at least $0.05 is paid on the common stock. Holders of Class B common have preemptive rights with respect to the Class B common stock and may convert each share of Class B common into one share of the common stock at any time. Holders of Class B common are entitled to one vote per share held.

     The Series 1 Class A 8% Cumulative Convertible Preferred Stock has a par value of $0.01 per share. As of January 31, 2002, there were 51,500 shares outstanding. Holders of preferred shares are entitled to cumulative dividends of 8% per annum on the stated value of the stock, designated at $7 per share. Dividends are payable semi-annually on September 15 and March 15. No dividends have been paid since March 15, 1993, resulting in dividends in arrears at October 2001 of approximately $253,380 or $4.92 per share. Dividends are not payable on any other class of stock ranking junior to the preferred stock until the full cumulative dividend requirements of the preferred stock have been satisfied. The preferred stock carries a liquidation preference equal to its stated value plus any unpaid dividends. Holders of the preferred stock are entitled to one-tenth of a vote for each share of preferred stock held. The Company may, at its option, redeem at any time all shares of the preferred stock or some of them upon notice to each preferred stockholder at a per share price equal to the stated value ($7.00) plus all accrued and unpaid dividends thereon (whether or not declared) to the date fixed for redemption, subject to certain other provisions and requirements.

                  DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY

  ITEM 2 Management's Discussion and Analysis of Financial Condition or Plan of Operations.

Management's Discussion

     See Item 6: Exhibits and reports on Form 8-K for current developments regarding Management's Discussion and Plan of Operations.

     For several years now, the company has been unsuccessful in achieving profitable operations, generating cash from operations or attracting sufficient equity or debt financing to sustain its then current level of operations. Consequently, the company was finally compelled to drastically reduce its work force, sell its assets and settle its debts in any way possible, including conversion of debt into the company's stock.

Plan of Operations

     The company still has nominal operations and operating capacity: The company is represented by sales agents throughout the world; capable engineers construct and support the company's products on a contract basis; and other aspects of the business are sustained with the voluntary efforts of its shareholders. However, because the operations are currently as described above, the results of operations are summarized, netted and classified as the results of discontinued operations. The prior year's results may have been reclassified as necessary, for the sake of comparability.

     In November 1999, the company entered into an agreement with another company (a non-competitor who has served the same customer base as Digitran for many years) regarding the company's Crane and Truck simulation divisions. As of January 31, 2002, the non-competitor and the company had signed mutual releases which resulted in the recognition of gain from the sale of the Crane and Truck divisions, the release of certain obligations (secured and unsecured) and the consummation of the transfer of the then existing technology of the company. Please note that the recognition of the gain was a non-cash transaction that had been deferred since November 1999. The
Company continues to support the petroleum Division and other existing
Projects.

Management's Future Plans

     At this point, the company's management continues to entertain all viable potential alternatives to provide creditor satisfaction and shareholder value including, but not limited to: mergers, acquisitions, reverse acquisitions, joint ventures, debt-restructures, spin-offs, realization of the company's intangible assets or value, etc. Alternatives will continue to be distinguished and favored based upon how well it provides for the existing creditors and shareholders.

Proposed Transactions and Mergers

In accordance with the information contained in Item 6, below, the Company plans to participate in a series of mergers whereby the Company will be controlled by another entity. Consequently, two sets of Pro Forma Financial Statements follow: First, the pro forma information with respect to the Merger between Digitran, Inc. (a Utah Corporation) and Digitran Simulation Systems, Inc. (an Arizona Corporation), as if they were combined for the full year ended January 31, 2002. Secondly, the pro forma information of the Company, assuming the merger between Digitran, Inc. and Digitran Simulation systems, Inc. were effective as of January 31, 2002:


                  PRO FORMA FINANCIAL STATEMENTS
       DIGITRAN, INC. AND DIGITRAN SIMULATION SYSTEMS, INC.
               CONDENSED CONSOLIDATED BALANCE SHEET
                           (Unaudited)
                         January 31, 2002

                              ASSETS
CURRENT ASSETS

     Cash and cash equivalents                             $     1,341
Total Current Assets                                             1,341

     Total assets                                          $     1,341

               LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts Payable and Accrued Expenses                  $2,682,435
     Short Term Notes Payable                                  551,899
     Due to Parent                                           1,819,421
                 Total Current Liabilities                   5,053,755


Shareholder's Deficit
     Common Stock                                                1,000
     Additional Paid-in Capital                                      -
     Retained Earnings (Deficit)                            (5,056,096)
     Total Shareholder's Deficit                            (5,055,096)
Total Liabilities & Shareholder's Deficit                  $     1,341

The accompanying notes are an integral part of these financial statements.

                  PRO FORMA FINANCIAL STATEMENTS
       DIGITRAN, INC. AND DIGITRAN SIMULATION SYSTEMS, INC.
              Consolidated Statements of Operations

                                                      For the Year Ended
                                                          January 31,
                                                             2002

REVENUES                                             $    140,000

OPERATING COSTS                                           (61,000)

GROSS MARGINS                                              79,000

     Selling, general and administrative                  (51,936)

OPERATING Income                                           27,064
     Other Income (expense)
          Gain on sale of Divisions                       377,564
          Interest                                        (65,500)

NET INCOME                                             $  339,128

BASIC GAIN (LOSS) PER SHARE

     Pro Forma Continuing operations                   $     0.01


WEIGHTED AVERAGE SHARES OF COMMON STOCK                  23,000,000

The accompanying notes are an integral part of these financial statements

                  PRO FORMA FINANCIAL STATEMENTS
       DIGITRAN, INC. AND DIGITRAN SIMULATION SYSTEMS, INC.
               Consolidated Statements of Cash Flows

                                          For the Year Ended
                                           January 31,2002
CASH FLOWS FROM OPERATING ACTIVITIES

 Net Income                                    $     339,128
 Adjustments to reconcile net loss to net cash
  used in operating activities:
  Gain on Sale of Divisions                         (377,564)
 Changes in operating assets and liabilities:
  Decrease in accounts receivable                      4,000

  Increase in accounts payable and other
   current liabilities                               185,063

   Net Cash Provided by (Used In) Operating
   Activities                                        150,627

CASH FLOWS FROM INVESTING ACTIVITIES

 Decrease in Due to Parent                          (149,968)
 Purchase of property and equipment                       -

   Net Cash Provided In Investing Activities        (149,968)

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from notes payable

   Net Cash Used by Financing Activities          $      659

NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                                      $      659

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF YEAR                                     2,000

CASH AND CASH EQUIVALENTS AT
 END OF YEAR                                      $    1,341
The accompanying notes are an integral part of these Pro Forma financial statements.

NOTE 1   PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying Pro Forma financial statements have been prepared by the Company without audit, and represent the Forma Financial position and results of operations of the combined entities had the proposed merger of the Company?s subsidiary Digitran, Inc., a Utah corporation into Digitran Simulation Systems, Inc., an Arizona Corporation, occurred as of January 31, 2002. See Item 6, below for additional information regarding the proposed merger. In the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to present fairly the Pro Forma financial position at January 31, 2002 and the results of operations and cash flows for the year ended January 31, 2002 have been made. This transaction is expected to be complete by March 31, 2002.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's April 30, 2001 audited financial statements, the company?s latest filed 8-K, and definitive proxy statement filed on February 20, 2002. The Pro Forma results of operation for the year ended January 31, 2002 are not necessarily indicative of the operating results for the respective fiscal year.

                  PRO FORMA FINANCIAL STATEMENTS
                  DIGITRAN SYSTEMS, INCORPORATED
                     CONDENSED BALANCE SHEET
                           (Unaudited)
                         January 31, 2002

                              ASSETS
CURRENT ASSETS

     Cash and cash equivalents                             $         0
Total Current Assets                                                 0
     Investment in DSSI  (see Pro Forma Note 2)

     Total assets                                          $         0

               LIABILITIES AND STOCK HOLDERS EQUITY

CURRENT LIABILITIES
     Accounts Payable and Accrued Expenses                  $        0
     Short Term Notes Payable                                        0
                 Total Current Liabilities                           0


Shareholder's Deficit
     Preferred Stock                                        $      516
     Common Stock                                              243,477
     Class B Common Stock                                       20,000
     Additional Paid-in Capital                             10,416,438
     Retained Earnings (Deficit)                           (10,681,431)
     Total Shareholder's Deficit                                     0
Total Liabilities & Shareholder's Deficit                  $         0

The accompanying notes are an integral part of these financial statements.

                  PRO FORMA FINANCIAL STATEMENTS
                  DIGITRAN SYSTEMS, INCORPORATED
              Consolidated Statements of Operations

                                               For the Year Ended
                                                January 31, 2002

REVENUES                                                   $          0

OPERATING COSTS                                                       0

GROSS MARGINS                                                         0

 Selling, general and administrative                                  0

OPERATING LOSS                                                        0
 Other Income (expense)
  Interest                                                            0
  Gain on disposal of assets                                          0

NET INCOME (LOSS) from Discontinued Operations                  302,064

NET INCOME (LOSS) before Extraordinary Item
  Valuation Credit on Merger (See Pro Forma Note 2)        $  3,388,416
  Utilization of Net Operating Loss Carry-forward            (3,388,416)
   Extraordinary Item net of tax                                      0

NET INCOME (LOSS) before taxes                             $   (302,064)

BASIC GAIN (LOSS) PER SHARE

 Pro Forma Continuing operations                           $        0.01
 Pro Forma Extraordinary Item                                      (0.00)

WEIGHTED AVERAGE SHARES OF COMMON STOCK                       23,410,857
The accompanying notes are an integral part of these financial statements

                  PRO FORMA FINANCIAL STATEMENTS
                  DIGITRAN SYSTEMS, INCORPORATED
              Consolidated Statements of Cash Flows

                                          For the Year Ended
                                          January 31,2002
CASH FLOWS FROM OPERATING ACTIVITIES

 Net Income (loss)                        $     302,064
 Adjustments to reconcile net loss to net
 cash used in operating activities:
  Gain on sale of Divisions                    (377,564)
  Issuance of Common Stock for Services          10,000
 Changes in operating assets and liabilities:
  Increase in accounts payable and other
   current liabilities                           65,500

   Net Cash Used In Operating Activities              -

CASH FLOWS FROM INVESTING ACTIVITIES

 Purchase of property and equipment                   -

   Net Cash Provided In Investing Activities          -

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from notes payable                          -
 Payments on notes payable                            -
 Issuance of common stock                             -

   Net Cash Used by Financing Activities  $           -


NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS                              $           -
CASH AND CASH EQUIVALENTS AT
 BEGINNING OF YEAR                                    -

CASH AND CASH EQUIVALENTS AT
 END OF YEAR                              $           -

The accompanying notes are an integral part of these financial statements

NOTE 1   PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The accompanying Pro Forma financial statements have been prepared by the Company without audit, and represent the Pro Forma financial position and results of operations of Digitran Systems, Incorporated assuming its subsidiary, Digitran, Inc.?s (a Utah corporation) merger with Digitran Simulation Systems, Inc. (an Arizona corporation) were effective as of January 31, 2002. See Item 6, below for the status of the Merger. In the opinion of management, all material adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position at January 31, 2002 and the results of operations and cash flows for the nine month period ended January 31, 2002 have been made.
     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed Pro Forma financial statements be read in conjunction with the financial statements and notes thereto included in the Company's April 30, 2001 audited financial statements. The Pro Forma results of operation for the period ended January 31, 2002 are not necessarily indicative of the operating results for the respective full year.


NOTE 2   PRO FORMA INVESTMENT IN DSSI

The Company carried its investment in Digitran, Inc. at a net credit of $3,388,416 as of April 30, 2001. In this Pro Forma Balance Sheet, the investment is shown net of the Utilization of Income Tax Net Operating Loss carry forward of $3,388,416. The Carrying value is an estimate, and ignores any applicable local, state, excise, alternative minimum or other taxes that might be applicable.

DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY


PART II OTHER INFORMATION

ITEM 1 Legal Proceedings

     See "Note 2   Commitments and Contingencies".

ITEM 2 Changes in Securities

     During this quarter, no shares were issued.

ITEM 3 Defaults on Senior Securities

     Holders of Series 1 Class A 8% Cumulative Convertible Preferred Stock are entitled to receive cumulative dividends at the annual rate of $.56 per share, payable semi-annually on September 15 and March 15, beginning September 15, 1993 resulting in aggregate dividends in arrears of $253,380.

ITEM 4 Submission of Matters to a Vote of Security Holders

     See Item 6: Exhibits and reports on Form 8-K. (See also filed definitive proxy statement filed February 20, 2002.)

ITEM 5 Other

     None

ITEM 6 Exhibits and reports on Form 8-K, filed since the April 30, 2001 10-K.

     The following was reported on Form 8-K:

Item 5. Other Events.

The Registrant deems the following information to be of importance to security holders:

The Board of Directors of Digitran Systems, Incorporated has resolved to call a Special Meeting of Shareholders where it will seek to have the majority of voting shares of the Company consider the following items:

  A. To approve an Agreement and Plan of Merger by and between the Company and TradinGear.com, Incorporated, a Delaware corporation ("TradinGear"), whereby TradinGear will merge with DSI Acquisition, Inc., a wholly owned subsidiary of the Company,
  B. To approve the issuance of approximately 19,154,309 shares of the Company's Class A common stock (ultimately to be distributed to the shareholders of TradinGear) to DSI Acquisition, Inc. after giving effect to a reverse stock split on a twenty-one to one share basis,
  C. To approve changing the name of the Company to "TG FIN Holdings, Inc." and the address of the Company in accordance with the desires of the acquisition target,
  D. To approve the merger of Digitran, Inc., a Utah corporation, the Company's wholly-owned subsidiary, with Digitran Simulation Systems,

     Inc., an Arizona company owned by the heirs of Loretta P. Trevers, the deceased president of Digitran Systems, Incorporated,
  E. To approve a reverse stock split of the Company's Class A common stock on a twenty-one (21) to one (1) basis,
  F. To approve a reverse stock split of the Company's Class B common stock on a twenty (20) to one (1) basis,
  G. To elect as directors three representatives of TradinGear.

The Board of Directors has given its approval to the Agreement and Plan of Merger with TradinGear subject to approval by a majority of voting shareholders in accordance with the bylaws of the Company and the laws of
Delaware.   It is anticipated that the transaction and all related
transactions will close on or before March 31, 2002.

TradinGear is a company specializing in software solutions to facilitate online trading of securities. TradinGear is currently focused on the financial services and brokerage industry but plans to expand into other areas of the financial industry with its cutting edge technological products.

Management believes that the above listed proposed actions will be approved by a majority of shareholders. Consummation of the Agreement and Plan of Merger will cause the following events to occur which are normally reported on Form 8-K:

     Change in Control of Registrant
     Acquisition of Assets
     Disposition of Assets
     Change in Registrant's Certifying Accountants
     Resignation of Registrant's Current Directors

The information contained in this Form 8-K is being given voluntarily under
Item 5 in advance of actual reporting requirements.

DIGITRAN SYSTEMS, INCORPORATED AND SUBSIDIARY


                            SIGNATURES

     In accordance with the requirements of the Securities Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              Digitran Systems, Incorporated
                                   Registrant

Dated March 13, 2002          By:/s/Aaron Etra

                              By: Aaron Etra
                                 (Chairman)

                              By:/s/Gary Blum

                              By: Gary Blum
                                  (Director)

                              By:/s/Scott Lybbert

                              By: Scott Lybbert
                                  (Secretary)

EXHIBIT E

                   TRADINGEAR.COM, INCORPORATED

                       FINANCIAL STATEMENTS

                    DECEMBER 31, 2001 AND 2000

                   INDEPENDENT AUDITOR'S REPORT



The Board of Directors and Stockholders
TradinGear.Com, Incorporated
New York, New York


We have audited the accompanying balance sheets of TradinGear.Com, Incorporated as of December 31, 2001 and 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TradinGear.Com, Incorporated as of December 31, 2001 and 2000, and the results of operations and cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.


                                      /s/Samuel Klein and Company
                                      SAMUEL KLEIN AND COMPANY


Newark, New Jersey
April 10, 2002

                  TRADINGEAR.COM, INCORPORATED

                          BALANCE SHEETS

                                                    December 31, December 31,
ASSETS                                                  2001         2000
------                                              ------------ -----------


Current Assets:
  Cash and cash equivalents                          $   230,360 $     97,257
  Accounts receivable, net                                     -       50,300
  Investments, available for sale
    Securities                                                 -      755,847
  Prepaid expenses                                         6,801            -
  Deferred costs                                          59,899            -
                                                     -----------  -----------
     Total Current Assets                                297,060      903,404

Property and equipment, net                              151,964      137,369

Deposits                                                 101,621      101,621
                                                     -----------  -----------
     Total Assets                                    $   550,645  $ 1,142,394
                                                     ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                   $    31,087  $   326,918
  Accrued expenses                                        38,431       25,000
  Income tax payable                                       4,300            -
  Deferred revenue                                        40,000      130,000
                                                     -----------  -----------
     Total Current Liabilities                           113,818      481,918
                                                     -----------  -----------
Stockholders' Equity:
  Common stock ($.0001 par value,
   30,000,000 shares authorized,
   18,829,309 and 17,788,987 shares
   issued and outstanding at December
   31, 2001 and 2000, respectively)                        1,883        1,779
  Additional paid-in-capital                           3,051,607    2,733,143
  Less:  Deferred compensation relating
   To stock issued to consultants                       (381,644)    (307,188)
  Retained earnings (deficit)                         (2,235,019)  (1,767,258)
                                                     -----------  -----------
     Total Stockholders' Equity                          436,827      660,476
                                                     -----------  -----------
     Total Liabilities and
     Stockholders' Equity                            $   550,645  $ 1,142,394
                                                     ===========  ===========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF OPERATIONS
                                                     For the Years Ended
                                                         December 31,
                                                      2001          2000
Revenues:
  Software license fees                            $ 1,128,836  $   242,778

Costs and Expense:
  General and administrative                           601,098      636,242
  Website costs                                          4,508       87,629
  Development costs                                    426,544      418,044
  Consulting fees                                      496,530      286,179
  Depreciation expense                                  36,807       23,003
                                                   -----------  -----------
    Total Costs and Expenses                         1,565,487    1,451,097
                                                   -----------  -----------
Net Loss from Operations                              (436,651)  (1,208,319)
                                                   -----------  -----------
Other Revenue (Expense)
  Realized loss on sale of securities                               (79,450)
  Interest Income                                                     5,445
  Miscellaneous revenue                                 11,737
  Finance charges                                      (35,172)
                                                   -----------  -----------
                                                       (23,435)     (74,005)
                                                   -----------  -----------
Net Loss before Provision for
  Income Tax                                          (460,086)  (1,282,324)
Provision for Income Tax                                 7,675          378
                                                   -----------  -----------
Net Loss                                           $  (467,761) $(1,282,702)
                                                   ===========  ===========
Loss per Share:
  Basic and diluted loss per share                 $     (0.02) $     (0.07)
                                                   ===========  ===========
  Basic and diluted common shares
  outstanding                                       18,829,309   18,829,309
                                    ===========   ===========  ===========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                STATEMENTS OF STOCKHOLDERS' EQUITY
            FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                         Common Stock
                                       Par Value $.0001
                          ----------------------------------------------------
                                       Common       Additional
                          Number        Stock        Paid-In        Deferred
                        of Shares      Amount        Capital      Compensation
Balances, January 1, 2000  17,788,987        1,779      2,733,143   $(515,063)

Reclassification of
Unrealized Loss on
Available for Sale
Securities                          -            -              -           -

Amortization of deferred
compensation                        -            -              -     207,875

Net Loss for the Year
Ended December 31, 2000             -            -              -           -
                           ----------   ----------    -----------   ---------
Balances December 31, 2000 17,788,987        1,779      2,733,143    (307,188)

Issuance of Common Stock      785,926           79        281,046           -

Common stock issued in
exchange for accounts
payable                     1,378,870          138        483,987           -

Common stock issued for
services                      881,373           88        309,202    (291,700)

Cancellation of Common
Stock                      (2,005,847)        (201)      (755,771)          -

Amortization of deferred
compensation                        -            -              -     217,244

Net Loss for the Year
Ended December 31, 2001             -            -              -           -
                           ----------   ----------    -----------   ---------
Balances December 31, 2001 18,829,309   $    1,883    $ 3,051,607   $(381,644)
                           ==========   ==========    ===========   =========

[CONTINUED]

                   TRADINGEAR.COM, INCORPORATED
                STATEMENTS OF STOCKHOLDERS' EQUITY
           FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                   Unrealized
                                   Retained        Gain/(Loss)       Total
                                   Earnings         Available    Stockholders'
                                   (Deficit)        For Sale         Equity
Balances, January 1, 2000            (484,556)        667,188      2,402,491

Reclassification of Unrealized
 Loss on Available for Sale
 Securities                                 -        (667,188)      (667,188)

Amortization of deferred compensation       -               -        207,875

Net Loss for the Year Ended
 December 31, 2000                 (1,282,702)              -     (1,282,702)
                              ---------------     -----------   ------------
Balances December 31, 2000         (1,767,258)              -        660,476

Issuance of Common Stock                    -               -        281,125

Common stock issued in exchange
for accounts payable                        -               -        484,125

Common stock issued for services            -               -         17,590

Cancellation of Common Stock                -               -       (755,972)

Amortization of deferred compensation       -               -        217,244

Net Loss for the Year Ended
 December 31, 2001                   (467,761)              -       (467,761)
                              ---------------     -----------    -----------
Balances, December 31, 2001   $    (2,235,019)    $         -    $   436,827
                              ===============     ===========    ===========

These accompanying notes are integral part of financial statements.

                    TRADINGEAR.COM, INCORPORATED

                     STATEMENTS OF CASH FLOWS

                                     For the Years Ended
                                         December 31,
                                          2001        2000
Cash Flows from Operating
Activities:
 Net Loss                               $(467,761) $(1,282,702)
 Adjustments to reconcile
 net loss to net cash used
 in operating activities:
  Depreciation and
  amortization                             36,807       23,003
  Loss on sale of
  investments                                   -       79,450
  Amortization of deferred
  compensation                            217,244      207,875
  Compensation costs of common stock
    issued to consultant                   17,590            -

  Changes in assets and
  liabilities, net of effect
  from:
   Decrease (increase) in
   accounts receivable                     50,300      (50,300)
   Increase in prepaid
   Expenses                                (6,801)           -
   Increase in deferred
   Costs                                  (59,899)           -
   Increase in deposits                         -     (101,621)

   Increase in accounts
   Payable and accrued
   Expenses                               205,900      264,378
   Increase (decrease) in
   deferred revenue                       (90,000)     130,000
   Increase (decrease) in
   Accrued tax payable                          -         (654)
                                       ----------  -----------
    Net cash used in
    Operating activities                  (96,620)    (730,571)
                                       ----------  -----------
Cash Flows from Investing
Activities:
 Purchase of property and
 Equipment                                (51,402)     (84,426)
 Sale of Investments                            -      261,800
                                       ----------   ----------
   Net cash provided by
   (Used in) investing
   Activities                             (51,402)     177,374
                                       ----------   ----------
Cash Flows from Financing
Activities:
  Cash proceeds from officer's loan        28,000            -
  Repayment of officer's loan             (28,000)           -
 Issuance of common stock                 281,125            -
                                       ----------   ----------
   Net Cash provided by
   Financing Activities                   281,125            -
                                       ----------   ----------
Net Increase (decrease) in
cash and Cash Equivalents                 133,103     (553,197)

Cash and Cash Equivalents,
beginning of period                        97,257      650,454
                                       ----------   ----------
Cash and Cash Equivalents,
end of period                          $  230,360   $   97,257
                                       ==========   ==========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED
                     STATEMENTS OF CASH FLOWS
                                     For the Years Ended
                                         December 31,
                                          2001        2000
Cash paid during the period
for:
  Income Taxes                          $    3,425  $        -
                                        ==========  ==========
  Interest                              $    9,200  $        -
                                        ==========  ==========
Supplemental Disclosures
of Noncash Investing and
Financing Activities:
 Common Stock Issued
 (Cancelled) in exchange
 for marketable securities              $ (755,847) $        -
                                        ==========  ==========
 Common Stock issued in
 exchange for accounts
 payable                                $  484,125  $        -
                                        ==========  ==========
 Common Stock issued for
 Services                               $  309,290  $        -
                                        ==========  ==========

These accompanying notes are integral part of these financial statements.

                   TRADINGEAR.COM, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2001



1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

TradinGear.Com, Incorporated ("TG" or the "Company") was incorporated under the laws of the State of Delaware on July 7, 1999. TradinGear.Com, Inc. produces trading software designed for the financial services industry.

The Company's software technology is designed to provide stock exchanges and broker dealers in the securities industry the ability to offer to its customers an on-line electronic system for securities trading.

Fair Value of Financial Instruments

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, trade receivable, accounts payable and other accrued liabilities, approximate fair value because of their short maturities.

Revenue Recognition

The Company's revenues are derived principally from providing its customers with software applications that enable them to conduct stock transactions online. Additional revenue may be derived from post contract support services such as maintenance/service contracts, hosting upgrades and enhancements. These revenues are recognized according to the statement of position 97-2 (SOP 97-2), "Software Revenues Recognition," which requires that revenue recognized from software arrangements be allocated to each element of the arrangement based on the relative fair values of the elements. Revenue on product sales is recognized upon completion of each stage of production and acceptance of the stage by the customer. The Company's post contract support services revenue is recognized over the period during which the service is expected to be performed. The software arrangement provides for no right of return on refunds and are fixed or determinable. Deferred revenue represents amounts received on uncompleted projects.

Use of Management's Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company accounts for its investments in debt and equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115), which requires that investments in debt securities and marketable equity securities be designated as trading, held-to-maturity or available-for-sale.

Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available for sale, along with any investments in equity securities. Securities available for sale are carried at fair value, with unrealized gains and losses, net of income taxes, reported as a separate component of Stockholders' Equity.

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2001
                             (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from three to thirty-nine years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

Product Development

Costs incurred in conjunction with the development of new products are charged to expense as incurred. Material software development costs subsequent to the establishment of technological feasibility will be capitalized. Based upon the Company's product development process, technological feasibility is established upon the completion of a working model. To date attainment of technological feasibility and general release to customers have substantially coincided.

Impairment of Long-Lived Assets

The Company adopted Statement of Financial Accounting Standards No. 121 (SFAS
121), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 requires that if facts and circumstances indicate that the cost of fixed assets or other assets may be impaired, an evaluation of recoverability would be performed by comparing the estimated future undiscounted pre-tax cash flows associated with the asset to the asset's carrying value to determine if a write-down to market value or discounted pre-tax cash flow value would be required.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), "Reporting on Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components which require that certain items such as foreign currency translation adjustments, unrealized gains and losses on certain investments in debt and equity securities, minimum pension liability adjustments and unearned compensation expense related to stock issuances to employees be presented as separate components of stockholders' equity. The adoption of SFAS 130 had no impact on total shareholders' equity.

Stock-Based Compensation

The Company will follow Accounting Principles Board Opinion No. 25, (APT 25), "Accounting for Stock Issued to Employees" in accounting for future employee stock option plans. Under APB 25, when the exercise price of the Company's employee stock options equals or is above the market price of the underlying stock on the date of grant, no compensation expense is recognized.

In accounting for options granted to persons other than employees, the provisions of Financial Accounting Standards Board Statement No. 123, (FASB
123), "Accounting for Stock Based Compensation" are applied in accordance with FASB 123 at the fair value of these options.

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2001
                             (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings (Loss) Per Share

The Company will calculate earnings (loss) per share in accordance with SFAS No. 128, "Computation of Earnings Per Share" and SEC Staff Accounting Bulletin No. 98. Accordingly, basic earnings per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares consist of the incremental common shares issuable upon the conversion of the Preferred Stock (using the if-converted method) and shares issuable upon the exercise of stock options (using the treasury stock method); common equivalent shares are excluded from the calculation if their effect is anti-dilutive.

Earnings (loss) per share in these financial statements has been computed as if the outstanding shares as of December 31, 2001 were outstanding for all periods.

Income Taxes

The Company follows Statement of Financial Accounting Standards No. 109, (SFAS
109) "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Start-Up Activities

The American Institute of Certified Public Accountants issued Statement of Position 98-5 (SOP 98-5), "Reporting the Costs of Start-Up Activities". SOP 98-5 requires start-up costs, as defined, to be expensed as incurred and is effective for financial statements for fiscal years beginning after December 15, 1998. The Company expenses all start-up costs as incurred in accordance with this statement and therefore the issuance of SOP 98-5 will have no material impact on the Company's financial statements.

Recent Accounting Pronouncements

In July 2001 the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001 be accounted for using the purchase method of accounting and is effective for all business combinations initiated after June 30, 2001. SFAS 142 requires that goodwill be tested for impairment under certain circumstances, and written off when impaired, rather then being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS 141 had no effect on the Company's operating results or financial condition. The Company is currently assessing the impact of SFAS 142 on its operating results and financial condition.

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2001
                             (Continued)


1.  THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications

Certain reclassifications have been made to the prior year balances to conform to the current year presentation.

2.  INVESTMENTS

As of December 31, 2000 and 2001 the Company classified their investments as available for sale securities. Unrealized holding gains (losses) on available for sale securities which are reported at fair value are included as a separate component of stockholders' equity.

Investments at December 31, 2000 consist of the following:

                                                         Unrealized
                                   Cost       Market     Gain (Loss)
Available for sale securities:
Marketable Equity Securities     $1,097,097   $755,847   $        -


The Company had no investments at December 31, 2001.

3.  ACCOUNTS RECEIVABLE

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company's estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts receivable consist of the following:
                                     December          December
                                     31, 2001          31, 2000

        Accounts Receivable Trade           -          $ 50,300

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 2001
                             (Continued)


4.  PROPERTY AND EQUIPMENT

Property and equipment, at cost, and their respective useful lives consist of the following at December 31,
                                                            Estimated
                                                             Useful
                                          2001      2000      Lives
      Computer equipment               $198,208   $148,580      5
      Office equipment                    7,654      5,880      5
      Leasehold improvements              7,350      7,350      5
                                        213,212    161,810
      Less: Accumulated improvements     61,248     24,441
                                       $151,964   $137,369


5.  RELATED PARTY TRANSACTION

On July 10, 2001 Samuel Gaer, the CEO of TradinGear.Com, Incorporated, agreed to lend the Company $28,000 at a rate of six percent (6%) and due on demand. At December 31, 2001 the note had been repaid in full.

6.  PROVISION FOR INCOME TAXES

For the period from inception (July 7, 1999) to December 31, 2001 the Company had accumulated losses of $2,235,019. No federal tax expense or benefit has been reported in the financial statements due to the uncertainty of future operations.

7.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company is subject from time to time to litigation arising from the normal course of business. In management's opinion, any such contingencies would be covered under its existing insurance policies or would not materially affect the Company's financial position oar results of operations.

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2001
                             (Continued)



7.  COMMITMENTS AND CONTENGENCIES (Continued)

Litigation (Continued)

Norman Fuchs ("Fuchs"), a former director of the Company, and ATH Ventures, Inc. ("ATH"), a company controlled by Fuchs, have commenced an action against the Company and against Ausinsoft, Inc., an entity of which Samuel Gaer, the President, Director and principal shareholder of the Company, is also an officer, director and shareholder. The action seeks monetary damages and shares of the Company's common stock. Subsequently, Fuchs and ATH commenced an action seeking to enjoin the merger as discussed in Note 8 and petitioned the Court for a Temporary Restraining Order ("TRO"). The Company defended this action and on January 10, 2002 the TRO expired without action and Fuchs, ATH and the Company engaged in preliminary settlement discussions which concluded in a February 14, 2002 settlement agreement and no monetary damages or obligations to the Company.

Leases

The Company leases office equipment and office space under noncancellable operating leases. Commitments under these leases at December 31, 2001 are as follows:

                2002                    $139,082
                2003                     142,855
                2004                     146,741
                2005                     150,743
                2006                      90,725
                                        $670,146

Employment Agreements

On December 10, 1999 the Company entered into an employment agreement with Samuel H. Gaer, the Chief Executive Officer of the Company. The agreement is for a term of three years commencing January 1, 2000 and provides for a base annual salary of $120,000 and for bonuses as determined by the Company's Board of Directors.

401(k) Plan and Profit Sharing Plan

The Company has approved a 401(k) Plan and a Profit Sharing Plan which cover full-time employees who have attained the age of 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pretax basis not to exceed the current Federal limitation of $10,500 per year (as adjusted for cost of living increase). Amounts contributed to the 401(k) Plan are nonforfeitable. Under the Profit Sharing Plan, a member in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation.

An employee does not fully vest in the plan until completion of three years of employment. The Board of Directors determine the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2001
                             (Continued)



8.  COMMON STOCK

The authorized capital stock of the Company consists of 30,000,000 shares of common stock, par value $.0001 per share. The Company issued 13,280,000 shares of common stock to the founders of the Company for $.0001 per share, the par value of the Company's common stock.

During July 1999 the Company issued 1,263,000 shares of common stock to two consultants for services rendered and a two year agreement which provided the Company with office space and services through June 2001. The total value of the services and consulting agreement was estimated to be $661,500.

During October 1999 the Company issued 10,000 shares of its common stock to a consultant for services valued at $5,000. In addition, during October 1999 the Company issued 500,000 shares of its common stock to professionals for services rendered valued at $150,000 and for future professional services to be rendered through December 2002 valued at $100,000.

Also, during the fourth quarter of 1999 the Company sold 1,980,140 shares of its common stock to four investors for cash of $500,000 and the receipts of marketable equity securities valued at $341,250 or for a total consideration of $841,250.

In November 1999 the Company issued 755,847 shares of its common stock valued at $755,847 in conjunction with the Company entering into a license agreement to provide its proprietary software suite in exchange for marketable equity securities of the same value. This agreement and exchange of securities ultimately became the subject of a dispute in late 2000 which was settled in 2001 with the parties agreeing to cancel the outstanding shares exchanged and with the Company retaining $110,000 for its software suite that it received and recorded as revenue during 2000.

As part of this settled dispute the Company, in a separate action, terminated the employment of one of its officers and the Company was returned 1,250,000 shares of its common stock that it originally issued to this individual for cancellation.

In April 2001 the Company sold 710,585 shares of its common stock for $250,000 to an investor consultant. The Company also issued 500,000 of its common stock to this individual in exchange for a two year consulting agreement valued at $175,950 which expired in April 2002.

Also, during April 2001 the Company issued 1,710,584 shares in satisfaction of amounts owed to a consultant amounting to $262,500 and for future consulting services valued at $337,500, or a total of $600,000.

During the fourth quarter of 2001 the Company issued 25,000 shares of its common stock to an investor for $10,000. In addition, the Company issued to a consultant 100,000 shares of its common stock for services rendered valued at $17,585 and $20,000. The Company also issued to this consultant for $1,000 an option to purchase 50,000 shares of its common stock at $0.40 per share commencing December 21, 2001 and ending on December 21, 2004.

                    TRADINGEAR.COM, INCORPORATED

                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 2001
                             (Continued)


9.  PROPOSED MERGER

On September 15, 2001, the Company and Digitran Systems, Inc. (a publicly held Delaware company together with its subsidiaries herein referred to as "DSI") entered into an Agreement and Plan of Reorganization ("the Agreement"). The Agreement describes a merger transaction whereby TG will become a wholly owned subsidiary of DSI which public company in turn will change its name to TGFIN
Holdings, Inc.   ("TGFIN").

The Agreement is subject to shareholder approval of both companies and is also subject to certain conditions, including, but not limited to, submission for approval of proxy material to the Securities and Exchange Commission. The Agreement calls for the shareholders of TG to receive 19,154,369 shares of the reorganized TGFIN or one share of TGFIN for each share of TG share held after giving effect to a reverse stock split of DSI shares and its change in name. The result will be that the shareholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN.

The merger transaction will be accounted for as a purchase with TG being deemed the acquiror for accounting and financial reporting purposes. However, since the stockholders of TG will own approximately 93% of the outstanding shares of the reorganized TGFIN no step up basis or goodwill will be recorded by TG. This accounting treatment is in accordance with the view of Securities and Exchange Commission staff members that the acquisition by a public shell of the assets of a business from a private company should be accounted for at historical cost and accounted for as a reverse merger.